RECEIVABLES PURCHASE AGREEMENT


                            dated as of April 4, 2000


                                      Among

              ENERGIZER RECEIVABLES FUNDING CORPORATION, as Seller,

                   EVEREADY BATTERY COMPANY, INC., as Servicer,



                     FALCON ASSET SECURITIZATION CORPORATION

                                       and

                       BANK ONE, NA (MAIN OFFICE CHICAGO)
                                    as Agent

     RECEIVABLES  PURCHASE  AGREEMENT


     This  Receivables  Purchase  Agreement  dated  as of April 4, 2000 is among
ENERGIZER  RECEIVABLES  FUNDING  CORPORATION, a Delaware corporation ("Seller"),
                                                                       ------
EVEREADY  BATTERY COMPANY, INC., a Delaware corporation ("Eveready"), as initial
                                                          --------
Servicer  (the  Servicer  together  with Seller, the "Seller Parties" and each a
                                                      --------------
"Seller  Party"),  the entities listed on Schedule A to this Agreement (together
   -----------                            ----------
with  any  of  their respective successors and assigns hereunder, the "Financial
                                                                       ---------
Institutions"),  FALCON  ASSET  SECURITIZATION  CORPORATION ("Conduit") and BANK
  ----------                                                  -------
ONE,  NA  (MAIN  OFFICE  CHICAGO),  as agent for the Purchasers hereunder or any
  -
successor  agent  hereunder (together with its successors and assigns hereunder,
  -
the  "Agent").  Unless  defined elsewhere herein, capitalized terms used in this
      -----
Agreement  shall  have  the  meanings  assigned  to  such  terms  in  Exhibit I.
                                                                      ---------


     PRELIMINARY  STATEMENTS

     Seller desires to transfer and assign Purchaser Interests to the Purchasers from time to time.

     Conduit may, in its absolute and sole discretion, purchase Purchaser Interests from Seller from time to time.

     In the event that Conduit declines to make any purchase, the Financial Institutions shall, at the request of Seller, purchase Purchaser Interests from time to time. In addition, the Financial Institutions have agreed to provide a liquidity facility to Conduit in accordance with the terms hereof.

     Bank One, NA (Main Office Chicago) has been requested and is willing to act as Agent on behalf of Conduit and the Financial Institutions in accordance with the terms hereof.


     ARTICLE  I
     PURCHASE  ARRANGEMENTS

     Section  1.1     Purchase  Facility.  Upon  the  terms  and  subject to the
                      ------------------
conditions hereof, Seller may, at its option, sell and assign Purchaser Interests to the Agent for the benefit of one or more of the Purchasers. In accordance with the terms and conditions set forth herein, Conduit may, at its option, instruct the Agent to purchase on behalf of Conduit, or if Conduit shall decline to purchase, the Agent shall purchase, on behalf of the Financial Institutions, Purchaser Interests from time to time in an aggregate amount not to exceed at such time the lesser of (i) the Purchase Limit and (ii) the aggregate amount of the Commitments during the period from the date hereof to but not including the Facility Termination Date.

     Section  1.2     Increases.
                      ---------

     Seller shall provide the Agent with at least one Business Days' prior notice in a form set forth as Exhibit II hereto of each Incremental Purchase (a
                               ----------
"Purchase Notice").  Each Purchase Notice shall be subject to Section 6.2 hereof
 ---------------                                              -----------
and, except as set forth below, shall be irrevocable and shall specify the requested Purchase Price (which shall be at least $1,000,000 and integral multiples of $100,000 in excess thereof) and date of purchase and, in the case of an Incremental Purchase to be funded by the Financial Institutions, the requested Discount Rate and Tranche Period. Following receipt of a Purchase Notice, the Agent will determine whether Conduit agrees to make the purchase. Without the prior approval of Conduit, Seller shall not request more than three proposed purchases in any calendar month and, unless approved by Conduit in its sole discretion, any such requests in excess of three in any calendar month shall be void. If Conduit declines to make a proposed purchase, Seller may cancel the Purchase Notice or, in the absence of such a cancellation, the
Incremental Purchase of the Purchaser Interest will be made by the Financial Institutions. On the date of each Incremental Purchase, upon satisfaction of the applicable conditions precedent set forth in Article VI, Conduit or the
                                                      ----------
Financial Institutions, as applicable, shall deposit to the Facility Account, in immediately available funds, no later than 12:00 noon (Chicago time), an amount equal to (i) in the case of Conduit, the aggregate Purchase Price of the Purchaser Interests Conduit is then purchasing or (ii) in the case of a Financial Institution, such Financial Institution's Pro Rata Share of the aggregate Purchase Price of the Purchaser Interests the Financial Institutions are purchasing.

     Section  1.3     Decreases.  Seller  shall  provide  the  Agent  with prior
                      ---------
 written  notice  in  conformity  with  the Required Notice Period (a "Reduction
                                                                       ---------
Notice")  of any proposed reduction of Aggregate Capital from Collections.  Such
    --
Reduction  Notice  shall  designate (i) the date (the "Proposed Reduction Date")
                                                       -----------------------
upon which any such reduction of Aggregate Capital shall occur (which date shall give effect to the applicable Required Notice Period), and (ii) the amount of Aggregate Capital to be reduced which shall be applied ratably to the Purchaser Interests of Conduit and the Financial Institutions in accordance with the amount of Capital (if any) owing to Conduit, on the one hand, and the amount of Capital (if any) owing to the Financial Institutions (ratably, based on their respective Pro Rata Shares), on the other hand (the "Aggregate Reduction").
                                                          -------------------
Only one (1) Reduction Notice shall be outstanding at any time. No Aggregate Reduction will be made following the occurrence of the Amortization Date without the consent of the Agent.

     Section  1.4     Payment Requirements.  All amounts to be paid or deposited
                      --------------------
by any Seller Party pursuant to any provision of this Agreement shall be paid or deposited in accordance with the terms hereof no later than 11:00 a.m. (Chicago time) on the day when due in immediately available funds, and if not received before 11:00 a.m. (Chicago time) shall be deemed to be received on the next succeeding Business Day. If such amounts are payable to a Purchaser they shall be paid to the Agent, for the account of such Purchaser, at 1 Bank One Plaza, Chicago, Illinois 60670 until the applicable Seller Party is otherwise notified in writing by the Agent. Upon notice to Seller, the Agent may debit the Facility Account for all amounts due and payable hereunder. All computations of Yield, per annum fees calculated as part of any CP Costs, per annum fees hereunder and per annum fees under the Fee Letter shall be made on the basis of a year of 360 days for the actual number of days elapsed. If any amount hereunder shall be payable on a day which is not a Business Day, such amount shall be payable on the next succeeding Business Day.


     ARTICLE  II
     PAYMENTS  AND  COLLECTIONS

     Section  2.1     Payments.  Notwithstanding  any  limitation  on  recourse
                      --------
contained in this Agreement, Seller shall immediately pay to the Agent when due, for the account of the relevant Purchaser or Purchasers on a full recourse basis, (i) such fees as set forth in the Fee Letter (which fees shall be sufficient to pay all fees owing to the Financial Institutions), (ii) all CP Costs, (iii) all amounts payable as Yield, (iv) all amounts payable as Deemed Collections (which shall be immediately due and payable by Seller and applied to reduce outstanding Aggregate Capital hereunder in accordance with Sections 2.2
                                                                    ------------
and  2.3  hereof),  (v) all amounts payable to reduce the Purchaser Interest, if
     ---
required,  pursuant to Section 2.6, (vi) all amounts payable pursuant to Article
                       -----------                                       -------
X, if any, (vii) all Servicer costs and expenses, including the Servicing Fee, in connection with servicing, administering and collecting the Receivables,
(viii) all Broken Funding Costs and (ix) all Default Fees (collectively, the "Obliga-tions"). If any Person fails to pay any of the Obligations when due,
   ----------
such Person agrees to pay, on demand, the Default Fee in respect thereof until paid. Notwithstanding the foregoing, no provision of this Agreement or the Fee Letter shall require the payment or permit the collection of any amounts hereunder in excess of the maximum permitted by applicable law. If at any time Seller receives any Collections or is deemed to receive any Collections, Seller shall immediately pay such Collections or Deemed Collections to the Servicer for application in accordance with the terms and conditions hereof and, at all times prior to such payment, such Collections or Deemed Collections shall be held in trust by Seller for the exclusive benefit of the Purchasers and the Agent.

               Section  2.2     Collections Prior to Amortization.  Prior to the
                                ----------------------------------
Amortization Date, any Collections and/or Deemed Collections received by the Servicer shall be set aside and held in trust by the Servicer for the payment of any accrued and unpaid Aggregate Unpaids or for a Reinvestment as provided in this Section 2.2. If at any time any Collections and/or Deemed Collections are
      -----------
received by the Servicer prior to the Amortization Date, (i) the Servicer shall set aside the Termination Percentage (hereinafter defined) of Collections evidenced by the Purchaser Interests of each Terminat-ing Financial Institution and (ii) Seller hereby requests and the Purchasers (other than any Terminating Financial Institutions) hereby agree to make, simultaneously with such receipt, a reinvestment (each a "Reinvestment") with that portion of the balance of each
                         ------------
and every Collection and Deemed Collection received by the Servicer that is part of any Purchaser Interest (other than any Purchaser Interests of Terminating Financial Institutions), such that after giving effect to such Reinvestment, the amount of Capital of such Purchaser Interest immediately after such receipt and corresponding Reinvestment shall be equal to the amount of Capital immediately prior to such receipt. On each Settlement Date prior to the occurrence of the Amortization Date, the Servicer shall remit to the Agent's account the amounts set aside during the preceding Settlement Period that have not been subject to a Reinvestment and apply such amounts (if not previously paid in accordance with
Section  2.1)  first,  to  reduce  unpaid  Obligations and second, to reduce the
 -----------   -----                                       ------
Capital  of  all  Purchaser  Interests  of  Terminating  Financial Institutions,
 ----
applied  ratably  to  each  Terminating  Financial  Institution according to its
 ----
respective  Termination  Percentage.  If  such  Capital and Obligations shall be
 ----
reduced  to  zero,  any  additional  Collections received by the Servicer (i) if
 --
applicable,  shall  be  remitted to the Agent's account no later than 11:00 a.m.
 --
(Chicago  time)  to  the extent required to fund any Aggregate Reduction on such
 -
Settlement Date and (ii) any balance remaining thereafter shall be remitted from
 -
the Servicer to Seller on such Settlement Date. Each Terminating Financial Institution shall be allocated a ratable portion of Collections from the date of any assignment by Conduit pursuant to Section 13.6 (the "Termination Date")
                                                              ----------------
until such Terminating Financing Institution's Capital shall be paid in full. This ratable portion shall be calculated on the Termination Date of each Terminating Financial Institution as a percentage equal to (i) Capital of such
Terminating  Financial  Institution outstanding on its Termination Date, divided
                                                                         -------
by  (ii)  the  Aggregate  Capital  outstanding  on  such  Termination  Date (the
 -
"Termination Percentage").  Each Terminating Financial Institution's Termination
 -
Percentage shall remain constant prior to the Amortization Date. On and after the Amortization Date, each Termination Percentage shall be disregarded, and each Terminating Financial Institution's Capital shall be reduced ratably with all Financial Institutions in accordance with Section 2.3.
                                                    ------------

     Section  2.3     Collections  Following  Amortization.  On the Amortization
                      -------------------------------------
Date and on each day thereafter, the Servicer shall set aside and hold in trust, for the holder of each Purchaser Interest, all Collections received on such day and an additional amount, from Seller's assets, for the payment of any accrued and unpaid Obligations owed by Seller and not previously paid by Seller in accordance with Section 2.1. On and after the Amortization Date, the Servicer
                  -----------
shall, at any time upon the request from time to time by (or pursuant to standing instructions from) the Agent (i) remit to the Agent's account the amounts set aside pursuant to the preceding sentence, and (ii) apply such amounts to reduce the Capital associated with each such Purchaser Interest and any other Aggregate Unpaids.

     Section 2.4     Application of Collections.  If there shall be insufficient
                     ---------------------------
funds on deposit for the Servicer to distribute funds in payment in full of the aforementioned amounts pursuant to Section 2.2 or 2.3 (as applicable), the
                                       ------------     ---
Servicer  shall  distribute  such  funds:

     first,  to the payment of the Servicer's reasonable out-of-pocket costs and
     -----
expenses in connection with servicing, administering and collecting the Receivables , including the Servicing Fee, if Seller or one of its Affiliates is not then acting as the Servicer,

     second,  to  the  reimbursement  of  the  Agent's  costs  of collection and
     ------
enforcement  of  this  Agreement,
     --

     third, (to the extent applicable) to the ratable reduction of the Aggregate
     -----
Capital  (without  regard  to  any  Termination  Percentage),

     fourth,  for  the ratable payment of all other unpaid Obligations, provided
     ------                                                             --------
that to the extent such Obligations relate to the payment of Servicer costs and expenses, including the Servicing Fee, when Seller or one of its Affiliates is acting as the Servicer, such costs and expenses will not be paid until after the payment in full of all other Obligations, and fifth,  after the Aggregate Unpaids have been indefeasibly reduced to zero,
     -----
to  Seller.

     Collections applied to the payment of Aggregate Unpaids shall be distributed in accordance with the aforementioned provisions, and, giving effect to each of the priorities set forth in Section 2.4 above, shall be shared
                                              -----------
ratably (within each priority) among the Agent and the Purchasers in accordance with the amount of such Aggregate Unpaids owing to each of them in respect of each such priority.

     Section  2.5     Payment  Recission.  No  payment  of  any of the Aggregate
                      ------------------
Unpaids shall be considered paid or applied hereunder to the extent that, at any time, all or any portion of such payment or application is rescinded by application of law or judicial authority, or must otherwise be returned or refunded for any reason. Seller shall remain obligated for the amount of any payment or application so rescinded, returned or refunded, and shall promptly pay to the Agent (for application to the Person or Persons who suffered such recission, return or refund) the full amount thereof, plus the Default Fee from the date of any such recission, return or refunding.

     Section  2.6     Maximum Purchaser Interests.  Seller shall ensure that the
                      ---------------------------
Purchaser Interests of the Purchasers shall at no time exceed in the aggregate 100%. If the aggregate of the Purchaser Interests of the Purchasers exceeds 100%, Seller shall pay to the Agent within three (3) Business Days an amount to be applied to reduce the Aggregate Capital (as allocated by the Agent), such that after giving effect to such payment the aggregate of the Purchaser
Interests  equals  or  is  less  than  100%.

          Section  2.7     Clean  Up  Call.  In  addition  to  Seller's  rights
                           ---------------
pursuant  to  Section  1.3, Seller shall have the right (after providing written
              ------------
notice to the Agent in accordance with the Required Notice Period), at any time following the reduction of the Aggregate Capital to a level that is less than 10.0% of the original Purchase Limit, to repurchase from the Purchasers all, but not less than all, of the then outstanding Purchaser Interests. The purchase price in respect thereof shall be an amount equal to the Aggregate Unpaids through the date of such repurchase, payable in immediately available funds. Such repurchase shall be without representation, warranty or recourse of any kind by, on the part of, or against any Purchaser or the Agent.

     ARTICLE  III
     CONDUIT  FUNDING

     Section  3.1     CP  Costs.  Seller  shall pay CP Costs with respect to the
                      ---------
Capital associated with each Purchaser Interest of Conduit for each day that any Capital in respect of such Purchaser Interest is outstanding. Each Purchaser Interest funded substantially with Pooled Commer-cial Paper will accrue CP Costs each day on a pro rata basis, based upon the percentage share the Capital in respect of such Purchaser Interest represents in relation to all assets held by Conduit and funded substantially with Pooled Commercial Paper.

     Section  3.2     CP  Costs Payments.  On each Settlement Date, Seller shall
                      ------------------
pay to the Agent (for the benefit of Conduit) an aggregate amount equal to all accrued and unpaid CP Costs in respect of the Capital associated with all Purchaser Interests of Conduit for the immediately preceding Accrual Period in accordance with Article II.
                  -----------

     Section 3.3     Calculation of CP Costs.  On the tenth calendar day of each
                     -----------------------
month or, if such day is not a Business Day, on the next succeeding Business Day, Conduit shall calculate the aggregate amount of CP Costs for the applicable Accrual Period and shall notify Seller of such aggregate amount.

     ARTICLE  IV
     FINANCIAL  INSTITUTION  FUNDING

     Section  4.1     Financial Institution Funding.  Each Purchaser Interest of
                      -----------------------------
the Financial Institutions shall accrue Yield for each day during its Tranche Period at either the LIBO Rate or the Prime Rate in accordance with the terms and conditions hereof. Until Seller gives notice to the Agent of another Discount Rate in accordance with Section 4.4, the initial Discount Rate for any
                                  -----------
Purchaser Interest transferred to the Financial Institutions pursuant to the terms and conditions hereof shall be the Prime Rate. If the Financial Institutions acquire by assignment from Conduit any Purchaser Interest pursuant to Article XIII, each Purchaser Interest so assigned shall each be deemed to
    -------------
have  a  new  Tranche  Period  commencing  on  the  date of any such assignment.

     Section  4.2     Yield Payments.  On the Settlement Date for each Purchaser
                      --------------
Interest of the Financial Institutions, Seller shall pay to the Agent (for the benefit of the Financial Institutions) an aggregate amount equal to the accrued and unpaid Yield for the entire Tranche Period of each such Purchaser Interest in accordance with Article II.
                      -----------

     Section  4.3     Selection  and  Continuation  of  Tranche  Periods.
                      --------------------------------------------------

     (a) With consultation from (and approval by) the Agent, Seller shall from time to time request Tranche Periods for the Purchaser Interests of the Financial Institutions, provided that, if at any time the Financial Institutions shall have a Purchaser Interest, Seller shall always request Tranche Periods such that at least one Tranche Period shall end on the date specified in clause
(A)  of  the  definition  of  Settlement  Date.

     (b) Seller or the Agent, upon notice to and consent by the other received at least three (3) Business Days prior to the end of a Tranche Period (the "Terminating Tranche") for any Purchaser Interest, may, effective on the
       --------------------
last day of the Terminating Tranche: (i) divide any such Purchaser Interest into multiple Purchaser Interests, (ii) combine any such Purchaser Interest with one or more other Purchaser Interests that have a Terminating Tranche ending on the same day as such Terminating Tranche or (iii) combine any such Purchaser Interest with a new Purchaser Interests to be purchased on the day such Terminating Tranche ends, provided, that in no event may a Purchaser Interest of
                          --------
Conduit  be  combined  with  a Purchaser Interest of the Financial Institutions.

     Section  4.4     Financial  Institution  Discount Rates.  Seller may select
                      ---------------------------------------
the LIBO Rate or the Prime Rate for each Purchaser Interest of the Financial Institutions. Seller shall by 11:00 a.m. (Chicago time): (i) at least three (3) Business Days prior to the expiration of any Terminating Tranche with respect to which the LIBO Rate is being requested as a new Discount Rate and (ii) at least one (1) Business Day prior to the expiration of any Terminating Tranche with respect to which the Prime Rate is being requested as a new Discount Rate, give the Agent irrevocable notice of the new Discount Rate for the Purchaser Interest associated with such Terminating Tranche. Until Seller gives notice to the Agent of another Discount Rate, the initial Discount Rate for any Purchaser Interest transferred to the Financial Institutions pursuant to the terms and conditions hereof shall be the Prime Rate.

     Section  4.5     Suspension  of  the  LIBO  Rate.  (a)     If any Financial
                      -------------------------------
Institution notifies the Agent that it has determined that funding its Pro Rata Share of the Purchaser Interests of the Financial Institutions at a LIBO Rate would violate any applicable law, rule, regulation or directive of any governmental or regulatory authority, whether or not having the force of law, or that (i) deposits of a type and maturity appropriate to match fund its Purchaser Interests at such LIBO Rate are not available or (ii) such LIBO Rate does not accurately reflect the cost of acquiring or maintaining a Purchaser Interest at such LIBO Rate, then the Agent shall suspend the availability of such LIBO Rate and require Seller to select the Prime Rate for any Purchaser Interest accruing Yield at such LIBO Rate.

               (b) If less than all of the Financial Institutions give a notice to the Agent pursuant to Section 4.5(a), each Financial Institution which
                                --------------
gave such a notice shall be obliged, at the request of Seller, Conduit or the Agent, to assign all of its rights and obligations hereunder to (i) another Financial Institution or (ii) another funding entity nominated by Seller or the Agent that is acceptable to Conduit and willing to participate in this Agreement through the Liquidity Termination Date in the place of such notifying Financial Institution; provided that (i) the notifying Financial Institution receives
              --------
payment in full, pursuant to an Assignment Agreement, of an amount equal to such notifying Financial Institution's Pro Rata Share of the Capital and Yield owing to all of the Financial Institutions and all accrued but unpaid fees and other costs and expenses payable in respect of its Pro Rata Share of the Purchaser Interests of the Financial Institutions, and (ii) the replacement Financial Institution otherwise satisfies the requirements of Section 12.1(b).
                                                          ----------------


     ARTICLE  V
     REPRESENTATIONS  AND  WARRANTIES

     Section 5.1     Representations and Warranties of The Seller Parties.  Each
                     ----------------------------------------------------
Seller Party hereby represents and warrants to the Agent and the Purchasers, as to itself, as of the date hereof and as of the date of each Incremental Purchase and the date of each Reinvestment that:

     (a)     Corporate Existence and Power.  Such Seller Party is a corpora-tion
             ----------------------------
duly organized, validly existing and in good standing under the laws of its state of incorporation. Such Seller Party is duly qualified to do business and is in good standing as a foreign corporation, and has and holds all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted, except where the failure to so qualify or so hold could not reasonably be expected to have a Material Adverse Effect.

     (b)     Power  and  Authority;  Due  Authorization, Execution and Delivery.
             ------------------------------------------------------------------
The execution and delivery by such Seller Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder and, in the case of Seller, Seller's use of the proceeds of purchases made hereunder, are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part. This Agreement and each other Transaction Document to which such Seller Party is a party has been duly executed and delivered by such Seller Party.

     (c)     No  Conflict.  The  execution  and delivery by such Seller Party of
             ------------
this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its certificate or articles of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of such Seller Party or its Subsidiaries (except as created hereunder), except, in any case, where such contravention or violation could not reasonably be expected to have a Material Adverse Effect; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

     (d)     Governmental Authorization.  Other than the filing of the financing
             --------------------------
statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Seller Party of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.

     (e)     Actions,  Suits.  There  are  no  actions,  suits  or  proceedings
             ---------------
pending, or to the best of such Seller Party's knowledge, threatened, against or affecting such Seller Party, or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect. Such Seller Party is not in default with respect to any order of any court, arbitrator or governmental body, which default, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     (f)     Binding Effect.  This Agreement and each other Transaction Document
             --------------
to which such Seller Party is a party constitute the legal, valid and binding obligations of such Seller Party enforceable against such Seller Party in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     (g)     Accuracy  of  Information.  All information heretofore furnished by
             -------------------------
such Seller Party or any of its Affiliates to the Agent or the Purchasers for purposes of or in connec-tion with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by such Seller Party or any of its Affiliates to the Agent or the Purchasers will be, true and accurate in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

     (h)     Use  of  Proceeds.  No  proceeds  of any purchase hereunder will be
             -----------------
used (i) for a purpose that violates, or would be inconsistent with, Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction which is subject to Section 12, 13 or 14 of the Securities Exchange Act of 1934, as amended.

     (i)     Good  Title.  Immediately  prior to each purchase hereunder, Seller
             -----------
shall be the legal and beneficial owner of the Receivables and Related Security with respect thereto, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Seller's ownership interest in each Receivable, its Collections and the Related Security.

     (j)     Perfection.  This  Agreement,  together  with  the  filing  of  the
             ----------
financing statements contemplated hereby, is effective to, and shall, upon each purchase hereunder, transfer to the Agent for the benefit of the relevant Purchaser or Purchasers (and the Agent for the benefit of such Purchaser or Purchasers shall acquire from Seller) a valid and perfected first priority undivided percentage ownership or security interest in each Receivable existing or hereafter arising and in the Related Security and Collections with respect thereto, free and clear of any Adverse Claim, except as created by the Transactions Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Agent's (on behalf of the Purchasers) ownership or security interest in the Receivables, the Related Security and the Collections.

     (k)     Places  of Business and Locations of Records.  The principal places
             --------------------------------------------
of business and chief executive office of such Seller Party and the offices where it keeps all of its Records are located at the address(es) listed on
Exhibit  III  or  such  other  locations of which the Agent has been notified in
     -------
accordance  with  Section  7.2(a)  in jurisdictions where all action required by
                  ---------------
Section  14.4(a)  has  been  taken  and  completed.  Seller's  Federal  Employer
   -------------
Identification  Number  is  correctly  set  forth  on  Exhibit  III.
   ----                                                ------------

     (l)     Collections.  The  conditions and requirements set forth in Section
             -----------                                                 -------
7.1(j) and Section 8.2 have at all times been satisfied and duly performed.  The
------     -----------
names and addresses of all Collection Banks, together with the account numbers of the Collection Accounts of Seller at each Collection Bank and the post office box number of each Lock-Box, are listed on Exhibit IV. Seller has not granted
                                             ----------
any Person, other than the Agent as contemplated by this Agreement, dominion and control of any Lock-Box or Collection Account, or the right to take dominion and control of any such Lock-Box or Collection Account at a future time or upon the occurrence of a future event.

     (m)     Material  Adverse  Effect.  (i) The initial Servicer represents and
             -------------------------
warrants that since December 31, 1999, no event has occurred that would have a material adverse effect on the financial condition or operations of the initial Servicer and its Subsidiaries or the ability of the initial Servicer to perform its obligations under this Agreement, and (ii) Seller represents and warrants that since the date of this Agreement, no event has occurred that would have a material adverse effect on (A) the financial condition or operations of Seller,
(B) the ability of Seller to perform its obligations under the Transaction Documents, or (C) the collectibility of the Receivables generally or any material portion of the Receivables.

     (n)     Names.  In  the  past  five  (5)  years,  Seller  has  not used any
             -----
corporate names, trade names or assumed names other than the name in which it has executed this Agreement.

     (o)     Ownership of Seller.  Originator owns, directly or indirectly, 100%
             -------------------
of the issued and outstanding capital stock of Seller, free and clear of any Adverse Claim. Such capital stock is validly issued, fully paid and nonassessable, and there are no options, warrants or other rights to acquire securities of Seller.

     (p)     Not  a Holding Company or an Investment Company.  Such Seller Party
             -----------------------------------------------
is not a "holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Such Seller Party is not an "invest-ment compa-ny" within the mean-ing of the Invest-ment Compa-ny Act of 1940, as amended, or any successor statute.

     (q)     Compliance  with  Law.  Such  Seller  Party  has  complied  in  all
             ---------------------
respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Receiv-able, together with the Contract related thereto, does not contravene any laws, rules or regula-tions applicable thereto (in-cluding,
                                                                     ----------
without  limitation,  laws,  rules and regulations relating to truth in lending,
     --------------
fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Contract is in violation of any such law, rule or regu-lation, except where such contravention or violation could not reasonably be expected to have a Material Adverse Effect.

     (r)     Compliance  with  Credit  and Collection Policy.  Such Seller Party
             -----------------------------------------------
has complied in all material respects with the Credit and Collection Policy with regard to each Receivable and the related Contract, and has not made any change to such Credit and Collection Policy, except such material change as to which the Agent has been notified in accordance with Section 7.1(a)(vii).
                                                       --------------------

     (s)     Payments  to  Originator.  With  respect  to  each  Receivable
             ------------------------
transferred to Seller under the Receivables Sale Agreement, Seller has given reasonably equivalent value to Originator in consideration therefor and such transfer was not made for or on account of an antecedent debt. No transfer by Originator of any Receivable under the Receivables Sale Agreement is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11 U.S.C. 101 et seq.), as amended.
     --------

     (t)     Enforceability  of  Contracts.  Each Contract -with respect to each
             -----------------------------
Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon, enforce-able against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforce-ment is sought in a proceeding in equity or at law).

     (u)     Eligible  Receivables.  Each  Receivable  included  in  the  Net
             ---------------------
Receivables Balance as an Eligible Receivable on the date of its purchase under the Receivables Sale Agreement was an Eligible Receivable on such purchase date.

     (v)     Net  Receivables  Balance.  Seller has determined that, immediately
             -------------------------
after giving effect to each purchase hereunder, the Net Receivables Balance is at least equal to the sum of (i) the Aggregate Capital, plus (ii) the Aggregate
                                                         ----
Reserves.

     (w)     Accounting.  The manner in which such Seller Party accounts for the
             ----------
transactions contemplated by this Agreement and the Receivables Sale Agreement does not jeopardize the true sale analysis.

     Section 5.2     Financial Institution Representations and Warranties.  Each
                     ----------------------------------------------------
Financial Institution hereby represents and warrants to the Agent and Conduit that:

     (a)     Existence  and  Power.  Such Financial Institution is a corporation
             ---------------------
or a banking association duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and has all corporate power to perform its obligations hereunder.

     (b)     No  Conflict.  The  execution  and  delivery  by  such  Financial
             ------------
Institution of this Agreement and the performance of its obligations hereunder are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate (i) its certificate or articles of incorporation or association or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse
Claim on its assets. This Agreement has been duly authorized, executed and delivered by such Financial Institution.

     (c)     Governmental  Authorization.  No authorization or approval or other
             ---------------------------
action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Financial Institution of this Agreement and the performance of its obligations hereunder.

     (d)     Binding  Effect.  This  Agreement  constitutes the legal, valid and
             ---------------
binding obligation of such Financial Institution enforceable against such Financial Institution in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).


     ARTICLE  VI
     CONDITIONS  OF  PURCHASES

     Section  6.1     Conditions Precedent to Initial Incremental Purchase.  The
                      -----------------------------------------------------
initial Incremental Purchase of a Purchaser Interest under this Agreement is subject to the conditions precedent that (a) the Agent shall have received on or before the date of such purchase those documents listed on Schedule B and (b)
                                                              ----------
the Agent shall have received all fees and expenses required to be paid on such date pursuant to the terms of this Agreement and the Fee Letter.

     Section  6.2     Conditions  Precedent  to All Purchases and Reinvestments.
                      ----------------------------------------------------------
Each  purchase of a Purchaser Interest (other than pursuant to Section 13.1) and
                                                               ------------
each Reinvestment shall be subject to the further conditions precedent that (a) in the case of each such purchase or Reinvestment: (i) the Servicer shall have delivered to the Agent on or prior to the date of such purchase, in form and substance satisfactory to the Agent, all Monthly Reports as and when due under
Section 8.5 and (ii) upon the Agent's request, the Servicer shall have delivered
 ----------
to the Agent at least three (3) days prior to such purchase or Reinvestment an interim Monthly Report showing the amount of Eligible Receivables; (b) the Facility Termination Date shall not have occurred; (c) the Agent shall have received such other approvals, opinions or documents as it may reasonably request and (d) on the date of each such Incremental Purchase or Reinvestment, the following statements shall be true (and acceptance of the proceeds of such Incremental Purchase or Reinvestment shall be deemed a representation and warranty by Seller that such statements are then true):

     (i)     the  representations  and  warranties  set forth in Section 5.1 are
                                                                 -----------
true and correct in all material respects on and as of the date of such Incremental Purchase or Reinvestment as though made on and as of such date;

     (ii) no event has occurred and is continuing, or would result from such Incremental Purchase or Reinvestment, that would constitute an Amortization Event or a Potential Amortization Event; and

     (iii) the Aggregate Capital does not exceed the Purchase Limit and the aggregate Purchaser Interests do not exceed 100%.

It is expressly understood that each Reinvestment shall, unless otherwise directed by the Agent or any Purchaser, occur automatically on each day that the Servicer shall receive any Collections without the requirement that any further action be taken on the part of any Person and notwithstanding the failure of Seller to satisfy any of the foregoing conditions precedent in respect of such Reinvestment. The failure of Seller to satisfy any of the foregoing conditions precedent in respect of any Reinvestment shall give rise to a right of the Agent, which right may be exercised at any time on demand of the Agent, to rescind the related purchase and direct Seller to pay to the Agent for the benefit of the Purchasers an amount equal to the Collections prior to the Amortization Date that shall have been applied to the affected Reinvestment.


     ARTICLE  VII
     COVENANTS

     Section  7.1     Affirmative  Covenants  of  The Seller Parties.  Until the
                      ----------------------------------------------
date on which the Aggregate Unpaids have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, each Seller Party hereby covenants, as to itself, as set forth below:

     (a)     Financial  Reporting.  Such  Seller Party will maintain, for itself
             --------------------
and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish or cause to be furnished to the Agent:

                         (i)     Annual  Reporting.  Within  90  days  after the
                                 ----------------
close of each of its respective fiscal years, audited financial statements (which shall include balance sheets, statements of income and retained earnings and a statement of cash flows) for such Seller Party and Provider for such fiscal year, together with an unqualified audit report (in form satisfactory to the Agent) on such financial statements of, and certified in a manner acceptable to the Agent by, PricewaterhouseCoopers LLP or other independent public accountants reasonably acceptable to the Agent.

     (ii)     Quarterly  Reporting.  Within 45 days after the close of the first
              --------------------
three (3) quarterly periods of each of its respective fiscal years, balance sheets of each of Originator, Provider and the Servicer as at the close of each such period and statements of income and retained earnings and a statement of cash flows for each such Person for the period from the beginning of such fiscal year to the end of such quarter, all certified by its respective chief financial officer on behalf of such Person.

     (iii)     Compliance  Certificate.  Together  with the financial statements
               -----------------------
required  hereunder,  a  compliance  certificate  in  substantially  the form of
Exhibit V signed by such Seller Party's or Provider's, as applicable, Authorized
      ---
Officer on behalf of such Person and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

     (iv)     Shareholders Statements and Reports.  Promptly upon the furnishing
              -----------------------------------
thereof to the shareholders of such Seller Party or Provider copies of all financial statements, reports and proxy statements so fur-nished.

     (v)     S.E.C.  Filings.  Promptly  upon  the filing thereof, copies of all
             ---------------
registration statements (other than registration statements on Form S-8) and annual, quarterly or other reports which Originator, Provider or any of their respective Subsidiaries files with the Securities and Exchange Commission.

     (vi)     Copies  of  Notices.  Promptly  upon  its  receipt  of any notice,
              -------------------
request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than the Agent or Conduit, copies of the same.

     (vii)     Change  in  Credit  and  Collection Policy.  At least thirty (30)
               ------------------------------------------
days prior to the effectiveness of any material change in or material amendment to the Credit and Collection Policy, a copy of the Credit and Collection Policy then in effect and a notice (A) indicating such change or amend-ment, and (B) if such proposed change or amendment would be reasonably likely to adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables, requesting the Agent's consent thereto; provided that
                                                                   --------
if such change or amendment was required pursuant to any change in any applicable law, rule or regulation, such Seller Party shall only be required to give prompt notice of such change or amendment and shall not be required to request the consent of the Agent.

     (viii)     Other  Information.  Promptly,  from  time  to  time, such other
                ------------------
information, documents, records or reports relating to the Receivables or the condition or operations, financial or otherwise, of such Seller Party or Provider as the Agent may from time to time reasonably request in order to protect the interests of the Agent and the Purchasers under or as contemplated by this Agreement.

     (b)     Notices.  Such Seller Party will notify the Agent in writing of any
             -------
of the following promptly upon becoming aware of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

     (i)     Amortization  Events  or  Potential  Amortization  Events.  The
             ---------------------------------------------------------
occurrence of each Amortization Event and each Poten-tial Amortization Event, by a statement of an Authorized Officer on behalf of such Seller Party.

     (ii)     Judgment  and  Proceedings.  (A)  (1) The entry of any judgment or
              --------------------------
decree against the Servicer or any of its respective Subsidiaries if the aggregate amount of all judgments and decrees then outstanding against the Servicer and its Subsidiaries exceeds $10,000,000 and (2) the institution of any material litigation, arbitration proceeding or governmental proceeding against the Servicer; and (B) the entry of any judgment or decree or the institution of any litigation, arbitration proceeding or governmental proceeding against Seller.

     (iii)     Material  Adverse  Effect.  The  occur-rence  of  any  event  or
               -------------------------
condition that has had, or could reasonably be expected to have, a Material Adverse Effect.

     (iv)     Termination  Date.  The occurrence of the "Termination Date" under
              -----------------
and  as  defined  in  the  Receivables  Sale  Agreement.

     (v)     Defaults  Under Other Agree-ments.  (A) The occurrence of a default
             ---------------------------------
or an event of default under any other financing arrange-ment pursuant to which Seller is a debtor or an obligor and (B) the occurrence of any default or event of default under any other financing arrangement or arrange-ments governing Indebtedness, individually or in the aggregate, greater than or equal to $30,000,000 pursuant to which Servicer is a debtor or an obligor.

                         (vi)     Downgrade  of  Originator  or  Provider.  Any
                                  ---------------------------------------
downgrade in the rating of any Indebtedness of Originator or Provider by Standard & Poor's Ratings Group or by Moody's Investors Service, Inc., setting forth the Indebtedness affected and the nature of such change.

     (c)     Compliance with Laws and Preservation of Corporate Existence.  Such
             ------------------------------------------------------------
Seller Party will comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Such Seller Party will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where its business is conducted, except where the failure to so preserve and maintain or qualify could not reasonably be expected to have a Material Adverse Effect.

     (d)     Audits.  Such  Seller  Party will furnish to the Agent from time to
             ------
time such information with respect to it and the Receivables as the Agent may reasonably request. Such Seller Party will, from time to time during regular business hours as requested by the Agent upon reasonable notice and at the sole cost of such Seller Party, permit the Agent, or its agents or represen-tatives,
(i) to examine and make copies of and abstracts from all Records in the possession or under the control of such Person relating to the Receivables and the Related Security, including, without limitation, the related Contracts, and
(ii) to visit the offices and properties of such Person for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to such Person's financial condition or the Receivables and the Related Security or any Person's performance under any of the Transaction Documents or any Person's performance under the Contracts and, in each case, with any of the Authorized Officers or financial officers of Seller or the Servicer having knowledge of such matters. So long as no Potential Amortization Event or Amortiza-tion Event exists, the visits under this Section 7.1(d) that are at the
                                                  --------------
sole cost of the applicable Seller Party shall be limited to once a calendar year; and upon the occurrence and during the continuance of a Potential Amortization Event or an Amortization Event, any and all visits shall be at the sole cost of the applicable Seller Party.

     (e)     Keeping  and  Marking  of  Records  and  Books.
             ----------------------------------------------

     (i) The Servicer will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receiv-ables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable). The Servicer will give the Agent notice of any material change in the administrative and operating procedures referred to in the previous sentence.

     (ii) Such Seller Party will (A) on or prior to the date hereof, mark its master data processing records and other books and records relating to the Purchaser Interests with a legend, acceptable to the Agent, describing the Purchaser Interests and (B) upon the request of the Agent (x) mark each Contract with a legend describing the Purchaser Interests and (y) at any time after the occurrence of a Potential Amortization Event, deliver to the Agent all Contracts (including, without limitation, all multiple originals of any such Contract) relating to the Receivables.

     (f)     Compliance  with  Contracts and Credit and Collection Policy.  Such
             ------------------------------------------------------------
Seller Party will timely and fully (i) perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables and (ii) comply in all respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

     (g)     Performance  and Enforcement of Receivables Sale Agreement.  Seller
             ----------------------------------------------------------
will,  and  will  require  Originator  to,  perform  each  of  their  respective obligations and undertak-ings under and pursuant to the Receivables Sale Agreement, will purchase Receivables thereunder in strict compliance with the terms thereof and will vigorously enforce the rights and remedies accorded to Seller under the Receivables Sale Agreement. Seller will take all actions to perfect and enforce its rights and interests (and the rights and interests of the Agent and the Purchasers as assignees of Seller) under the Receivables Sale Agreement as the Agent may from time to time reasonably request, including,
                                                                      ---------
without  limitation,  making  claims  to  which  it  may  be  entitled under any
    ---------------
indemnity,  reimbursement or similar provision contained in the Receivables Sale
    ----
Agreement.

     (h)     Ownership.  Seller  will  (or  will  cause  Originator to) take all
             ---------
necessary action to (i) vest legal and equitable title to the Receivables, the Related Security and the Collections purchased under the Receivables Sale Agreement irrevocably in Seller, free and clear of any Adverse Claims other than Adverse Claims in favor of the Agent and the Purchasers (including, without
                                                              ---------  -------
limitation,  the filing of all financing statements or other similar instruments
    ------
or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Seller's interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of Seller therein as the Agent may reasonably request), and (ii) establish and maintain, in favor of the Agent, for the benefit of the Purchasers, a valid and perfected first priority undivided percentage ownership interest (or a valid and perfected first priority security interest) in all Receivables, Related Security and Collections to the full extent contemplated herein, free and clear of any Adverse Claims other than Adverse Claims in favor of the Agent for the benefit of the Purchasers (including, without limitation,
                                                  ---------  ------------------
the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Agent's (for the benefit of the Purchasers) interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of the Agent for the benefit of the Purchasers as the Agent may reasonably request).

               (i)     Purchasers'  Reliance.  Seller  acknowledges  that  the
                       ---------------------
Purchasers are entering into the transactions contemplated by this Agreement in reliance upon Seller's identity as a legal entity that is separate from Originator. Therefore, from and after the date of execution and delivery of this Agreement, Seller shall take all reasonable steps, including, without limitation, all steps that the Agent or any Purchaser may from time to time reasonably request, to maintain Seller's identity as a separate legal entity and to make it manifest to third parties that Seller is an entity with assets and liabilities distinct from those of Originator and any Affiliates thereof and not just a division of Originator or any such Affiliate. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, Seller will:

     (A) conduct its own business in its own name and require that all full-time employees of Seller, if any, identify themselves as such and not as employees of Originator (including, without limitation, by means of providing appropriate employees with business or identification cards identifying such employees as Seller's employees);

     (B) compensate all employees, consultants and agents directly, from Seller's own funds, for services provided to Seller by such employees, consultants and agents and, to the extent any employee, consultant or agent of Seller is also an employee, consultant or agent of Originator or any Affiliate thereof, allocate the compensation of such employee, consultant or agent between Seller and Originator or such Affiliate, as applicable, on a basis that reflects the services rendered to Seller and Originator or such Affiliate, as applicable;

     (C) clearly identify its offices (by signage or otherwise) as its offices and, if such office is located in the offices of Originator, Seller shall lease such office at a fair market rent;

     (D) have a separate telephone number, which will be answered only in its name and separate stationery, invoices and checks in its own name;

     (E)     conduct  all  transactions  with  Originator  and  the  Servicer
(including, without limitation, any delegation of its obligations hereunder as Servicer) strictly on an arm's-length basis, allocate all overhead expenses (including, without limitation, telephone and other utility charges) for items shared between Seller and Originator on the basis of actual use to the extent practicable and, to the extent such allocation is not practicable, on a basis reasonably related to actual use;

     (F) at all times have a Board of Directors consisting of three members, at least one member of which is an Independent Director;

     (G) observe all corporate formalities as a distinct entity, and ensure that all corporate actions relating to (A) the selection, maintenance or replacement of the Independent Director, (B) the dissolution or liquidation of Seller or (C) the initiation of, participation in, acquiescence in or consent to any bankruptcy, insolvency, reorganization or similar proceeding involving Seller, are duly authorized by unanimous vote of its Board of Directors (including the Independent Director);

     (H) maintain Seller's books and records separate from those of Originator and any Affiliate thereof and otherwise readily identifiable as its own assets rather than assets of Originator and any Affiliate thereof;

     (I) prepare its financial statements separately from those of Originator and insure that any consolidated financial statements of Originator or any Affiliate thereof that include Seller and that are filed with the Securities and Exchange Commission or any other governmental agency have notes clearly stating that Seller is a separate corporate entity and that its assets will be available first and foremost to satisfy the claims of the creditors of Seller;

     (J) except as herein specifically otherwise provided, maintain the funds or other assets of Seller separate from, and not com-mingled with, those of Originator or any Affiliate thereof and only maintain bank accounts or other depository accounts to which Seller alone is the account party;

     (K)     pay  all  of  Seller's  operating expenses from Seller's own assets
(except for certain payments by Originator or other Persons pursuant to allocation arrangements that comply with the requirements of this Section
                                                                         -------
7.1(i));

     (L) operate its business and activities such that: it does not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking, other than the transactions contemplated and authorized by this Agreement and the Receivables Sale Agreement; and does not create, incur, guaran-tee, assume or suffer to exist any indebtedness or other liabilities, whether direct or contingent, other than (1) as a result of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (2) the incurrence of obligations under this Agreement, (3) the incurrence of obligations, as expressly contemplated in the Receivables Sale Agreement, to make payment to Originator thereunder for the purchase of Receivables from Originator under the Receivables Sale Agreement, and (4) the incurrence of operating expenses in the ordinary course of business of the type otherwise contemplated by this Agreement;

     (M) maintain its corporate charter in conformity with this Agreement, such that it does not amend, restate, supplement or otherwise modify its Certificate of Incorporation or By-Laws in any respect that would impair its ability to comply with the terms or provisions of any of the Trans-action Documents, including, without limitation, Section 7.1(i) of this Agreement;
                                              ---------------

     (N) maintain the effectiveness of, and continue to perform under the Receivables Sale Agreement and the Performance Undertaking, such that it does not amend, restate, supplement, cancel, terminate or otherwise modify the Receivables Sale Agreement or the Performance Undertaking, or give any consent, waiver, directive or approval thereunder or waive any default, action, omission or breach under the Receivables Sale Agreement or the Perfor-mance Undertaking or otherwise grant any indulgence thereunder, without (in each case) the prior written consent of the Agent;

     (O) maintain its corporate separateness such that it does not merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions, and except as otherwise contemplated herein) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any Person, nor at any time create, have, acquire, maintain or hold any interest in any Subsidiary.

     (P) maintain at all times the Required Capital Amount (as defined in the Receivables Sale Agreement) and refrain from making any dividend, distribution, redemption of capital stock or payment of any subordinated indebtedness which would cause the Required Capital Amount to cease to be so maintained; and

     (Q) take such other actions as are necessary on its part to ensure that the facts and assumptions set forth in the opinion issued by Bryan Cave LLP, as counsel for Seller, in connection with the closing or initial Incremental Purchase under this Agreement and relating to substantive consolidation issues, and in the certificates accompanying such opinion, remain true and correct in all material respects at all times.

     (j)     Collections.  Such  Seller  Party  will cause (1) all proceeds from
             -----------
all Lock-Boxes to be directly deposited by a Collection Bank into a Collection Account and (2) each Lock-Box and Collection Account to be subject at all times to a Collection Account Agreement that is in full force and effect. In the event any payments relating to Receivables are remitted directly to Seller or any Affiliate of Seller, Seller will remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within two (2) Business Days following receipt thereof, and, at all times prior to such remittance, Seller will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of the Agent and the Purchasers. Seller will maintain exclusive ownership, dominion and control (subject to the terms of this Agreement and the applicable Collection Account Agreement) of each Lock-Box and Collection Account and shall not grant the right to take dominion and control of any Lock-Box or Collection Account at a future time or upon the occurrence of a future event to any Person, except to the Agent as contemplated by this Agreement.

     (k)     Taxes.  Such  Seller  Party  will  file all tax returns and reports
             -----
required by law to be filed by it and will promptly pay all taxes and governmental charges at any time owing by it. Seller will pay when due any taxes payable in connection with the Receivables, exclusive of taxes on or measured by income or gross receipts of Conduit, the Agent or any Financial Institution.

     (l)     Insurance.  Seller  will  maintain  in  effect,  or  cause  to  be
             ---------
maintained in effect, at Seller's own expense, such casualty and liability insurance as Seller shall deem appropriate in its good faith business judgment. The Agent, for the benefit of the Purchasers, shall be named as an additional insured with respect to all such liability insurance maintained by Seller. Seller will pay or cause to be paid, the premiums therefor and deliver to the Agent evidence satisfactory to the Agent of such insurance coverage. Evidence of each policy shall be furnished to the Agent and any Purchaser in certificated form upon the Agent's or such Purchaser's request. The foregoing requirements shall not be construed to negate, reduce or modify, and are in addition to, Seller's obligations hereunder.

     (m)     Payment to Originator.  With respect to any Receivable purchased by
             ---------------------
Seller from Originator, such sale shall be effected under, and in strict compliance with the terms of, the Receivables Sale Agreement, including, without
                                                              ---------  -------
limitation,  the  terms relating to the amount and timing of payments to be made
----------
to  Originator  in  respect  of  the  purchase  price  for  such  Receivable.
     Section  7.2     Negative  Covenants of The Seller Parties.  Until the date
                      -----------------------------------------
on which the Aggregate Unpaids have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, each Seller Party hereby covenants, as to itself, that:

     (a)     Name  Change,  Offices  and  Records.  Such  Seller  Party will not
             ------------------------------------
change its name, identity or corporate structure (within the meaning of Section 9-402(7) of any applicable enactment of the UCC) or relocate its chief executive office or any office where Records are kept unless it shall have: (i) given the Agent at least thirty (30) days' prior written notice thereof and (ii) delivered to the Agent all financing statements, instruments and other documents requested by the Agent in connection with such change or relocation.

     (b)     Change  in  Payment  Instructions  to  Obligors.  Except  as may be
             -----------------------------------------------
required by the Agent pursuant to Section 8.2(b), such Seller Party will not add
                                  --------------
or terminate any bank as a Collection Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Collection Account, unless the Agent shall have received, at least ten (10) days before the proposed effective date therefor, (i) written notice of such addition, termination or change and (ii) with respect to the addition of a Collection Bank or a Collection Account or Lock-Box, an executed Collection Account Agreement with respect to the new Collection Account or Lock-Box; provided, however, that the Servicer may make changes in instructions to
      --   -------
Obligors  regarding  payments  if  such new instructions require such Obligor to
      -
make  payments  to  another  existing  Collection  Account.

     (c)     Modifications  to Contracts and Credit and Collection Policy.  Such
             ------------------------------------------------------------
Seller Party will not, and will not permit Originator to, make any change to the Credit and Collection Policy that could adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables. Except as provided in Section 8.2(d), the Servicer will not, and will not permit
                      --------------
Originator to, extend, amend or otherwise modify the terms of any Receivable or any Contract related thereto other than in accordance with the Credit and Collection Policy.

     (d)     Sales, Liens.  Seller will not sell, assign (by operation of law or
             ------------
otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable, Related Security or Collections, or upon or with respect to any Contract under which any Receivable arises, or any Lock-Box or Collection Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of the Agent and the Purchasers provided for herein), and Seller will defend the right, title and interest of the Agent and the Purchasers in, to and under any of the foregoing property, against all claims of third parties claiming through or under Seller or Originator.

     (e)     Net Receivables Balance.  At no time prior to the Amortization Date
             -----------------------
shall Seller permit the Net Receivables Balance to be less than an amount equal to the sum of (i) the Aggregate Capital plus (ii) the Aggregate Reserves.
                                               ----

     (f)     Termination  Date  Determination.  Seller  will  not  designate the
             --------------------------------
Termination Date (as defined in the Receivables Sale Agreement), or send any written notice to Originator in respect thereof, without the prior written consent of the Agent, except with respect to the occurrence of such Termination Date arising pursuant to Section 5.1(d) of the Receivables Sale Agreement.

     (g)     Restricted  Junior  Payments.  From and after the occurrence of any
             ----------------------------
Amortization Event, Seller will not make any Restricted Junior Payment if, after giving effect thereto, Seller would fail to meet its obligations set forth in
Section  7.2(e).
  -------------


     ARTICLE  VIII
     ADMINISTRATION  AND  COLLECTION

     Section  8.1     Designation  of  Servicer.  (a)  The  servicing,
                      -------------------------
administration and collection of the Receivables shall be conducted by such Person (the "Servicer") so designated from time to time in accordance with this
              --------
Section  8.1.   Eveready  is  hereby designated as, and hereby agrees to perform
------------
the  duties  and  obligations  of,  the  Servicer  pursuant to the terms of this
--
Agreement.  Upon  the  occurrence  and  during  the  continuance  of a Potential
--
Amortization Event or an Amortization Event, the Agent may designate as Servicer
--
any Person to succeed Eveready or any successor Servicer as "Servicer" hereunder. With the prior written consent of the Agent and upon the assumption of all of the duties and obligations of "Servicer" hereunder by a successor Servicer acceptable to the Agent, Eveready may resign as Servicer.

     (b) In the ordinary course of business and with the prior consent of the Agent (which consent shall not be unreasonably withheld), the Servicer may delegate any of its duties or responsibilities as Servicer to any Person who agrees to conduct such duties or responsibilities in accordance with the Contracts, the Credit and Collection Policy and this Agreement. The fees of any Person to whom such duties or responsibilities are delegated shall be for the sole account of the Servicer. Any delegation shall not relieve the Servicer of its duties, responsibilities or liabilities hereunder and shall not constitute a resignation under Section 8.1(a). Any Collections or other amounts due to the
                    --------------
Agent or Purchasers hereunder held by any such delegate shall, for the purposes of this Agreement, be treated as held by the Servicer in trust for the holders of the Purchaser Interests. Each agreement by which the Servicer delegates any of its duties or responsibilities to any other Person (including, without limitation, Seller) shall state that if at any time the Agent shall designate as Servicer any Person other than such delegating Servicer, all duties and responsibilities theretofore delegated by such Servicer to such Person may, at the discretion of the Agent, be terminated forthwith on notice given by the Agent to such delegating Servicer and such Person. If the Servicer shall delegate any duties or responsibilities to Seller, Seller shall not be permitted to further delegate to any other Person any of such duties or responsibilities.

     (c) Notwithstanding the foregoing subsection (b), (i) the Servicer shall be and remain primarily liable to the Agent and the Purchasers for the full and prompt performance of all duties and responsibilities of the Servicer hereunder and (ii) the Agent and the Purchasers shall be entitled to deal exclusively with the Servicer in matters relating to the discharge by the Servicer of its duties and responsibilities hereunder. The Agent and the Purchasers shall not be required to give notice, demand or other communication to any Person other than the Servicer in order for communication to the Servicer and its sub-servicer or other delegate with respect thereto to be accomplished. The Servicer shall be responsible for providing any sub-servicer or other delegate of the Servicer with any notice given to the Servicer under this Agreement.

     Section  8.2     Duties of Servicer.  (a)  The Servicer shall take or cause
                      ------------------
to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy.

     (b) The Servicer will instruct all Obligors to pay all Collections directly to a Lock-Box or Collection Account. The Servicer shall effect a Collection Account Agreement substantially in the form of Exhibit VI with each
                                                            ----------
bank maintaining a Collection Account at any time. In the case of any remittances received in any Lock-Box or Collection Account that shall have been identified, to the satisfaction of the Servicer, to not constitute Collections or other proceeds of the Receivables or the Related Security, the Servicer shall promptly remit such items to the Person identified to it as being the owner of such remittances. From and after the date the Agent delivers to any Collection Bank a Collection Notice pursuant to Section 8.3, the Agent may request that the
                                     -----------
Servicer, and the Servicer thereupon promptly shall instruct all Obligors with respect to the Receivables, to remit all payments thereon to a new depositary account specified by the Agent and, at all times thereafter, Seller and the Servicer shall not deposit or otherwise credit, and shall not permit any other Person to deposit or otherwise credit to such new depositary account any cash or payment item other than Collections.

     (c) The Servicer shall administer the Collections in accordance with the procedures described herein and in Article II. The Servicer shall set aside
                                       ----------
and hold in trust for the account of Seller and the Purchasers their respective shares of the Collections in accordance with Article II. The Servicer shall,
                                                ----------
upon the request of the Agent, segregate, in a manner acceptable to the Agent, all cash, checks and other instruments received by it from time to time constituting Collections from the general funds of the Servicer or Seller prior to the remittance thereof in accordance with Article II. If the Servicer shall
                                              ----------
be required to segregate Collections pursuant to the preceding sentence, the Servicer shall segregate and deposit with a bank designated by the Agent such allocable share of Collections of Receivables set aside for the Purchasers on the first Business Day following receipt by the Servicer of such Collections, duly endorsed or with duly executed instruments of transfer.

     (d) The Servicer may, in accordance with the Credit and Collection Policy, extend the maturity of any Receivable or adjust the Outstanding Balance of any Receivable as the Servicer determines to be appropriate to maximize Collections thereof; provided, however, that such extension or adjustment shall
                      --------  -------
not alter the status of such Receivable as a Delinquent Receivable or Charged-Off Receivable or limit the rights of the Agent or the Purchasers under this Agreement. Notwithstanding anything to the contrary contained herein, the Agent shall have the absolute and unlimited right to direct the Servicer to commence or settle any legal action with respect to any Receivable or to foreclose upon or repossess any Related Security.

     (e) The Servicer shall hold in trust for Seller and the Purchasers all Records that (i) evidence or relate to the Receivables, the related Contracts and Related Security or (ii) are otherwise necessary or desirable to collect the Receivables and shall, as soon as practicable upon demand of the Agent at any time following a Potential Amortization Event, deliver or make available to the Agent all such Records, at a place selected by the Agent. The Servicer shall, as soon as practicable following receipt thereof turn over to Seller any cash collections or other cash proceeds received with respect to Indebtedness not constituting Receivables and belonging to Seller. The Servicer shall, from time to time at the request of any Purchaser, furnish to the Purchasers (promptly after any such request) a calculation of the amounts set aside for the Purchasers pursuant to Article II.
                          -----------

     (f) Any payment by an Obligor in respect of any indebtedness owed by it to Originator or Seller shall, except as otherwise specified by such Obligor or otherwise required by contract or law or unless otherwise permitted by the Agent, be applied as a Collection of any Receivable of such Obligor (starting with the oldest such Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor.

     Section  8.3     Collection  Notices.  The Agent is authorized, at any time
                      -------------------
during the continuance of a Potential Amortization Event, to date and to deliver to the Collection Banks the Collection Notices. Seller hereby transfers to the Agent for the benefit of the Purchasers, effective when the Agent delivers such notice, the exclusive ownership and control of each Lock-Box and the Collection Accounts. In case any authorized signatory of Seller whose signature appears on a Collection Account Agreement shall cease to have such authority before the delivery of such notice, such Collection Notice shall nevertheless be valid as if such authority had remained in force. Seller hereby authorizes the Agent, and agrees that the Agent shall be entitled to, following the delivery of the Collection Notices, (i) endorse Seller's name on checks and other instruments representing Collections, (ii) enforce the Receivables, the related Contracts and the Related Security and (iii) take such action as shall be necessary or desirable to cause all cash, checks and other instruments constituting Collections of Receivables to come into the possession of the Agent rather than Seller.

     Section  8.4     Responsibilities  of  Seller.  Anything  herein  to  the
                      -----------------------------
contrary notwithstanding, the exercise by the Agent and the Purchasers of their rights hereunder shall not release the Servicer, Originator or Seller from any of their duties or obligations with respect to any Receivables or under the related Contracts. The Purchasers shall have no obligation or liability with respect to any Receivables or related Contracts, nor shall any of them be obligated to perform the obligations of Seller.

     Section  8.5     Reports.  The  Servicer  shall  prepare and forward to the
                      -------
Agent (i) on the tenth day of each month and at such times as the Agent shall request, a Monthly Report and (ii) at such times as the Agent shall request, a listing by Obligor of all Receivables together with an aging of such Receivables.

     Section  8.6     Servicing  Fees.  In consideration of Eveready's agreement
                      ---------------
to act as Servicer hereunder, the Purchasers hereby agree that, so long as Eveready shall continue to perform as Servicer hereunder, Seller shall pay over to Eveready, as compensation for its servicing activities, a fee (the "Servicing
                                                                       ---------
Fee")  on  the  first calendar day of each month, in arrears for the immediately
---
preceding  month, at such rate as Eveready and Seller shall agree upon from time
--
to time on fair and reasonable basis and no less favorable to Eveready or Seller than a rate Eveready or Seller could obtain in an arm's-length transaction for servicing with a Person other than Eveready or Seller.


     ARTICLE  IX
     AMORTIZATION  EVENTS

     Section  9.1     Amortization Events.  The occurrence of any one or more of
                      -------------------
the  following  events  shall  constitute  an  Amortization  Event:

     (a) Any Seller Party shall fail (i) to make any payment or deposit required hereunder when due, or (ii) to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause (i) of this paragraph
(a) and paragraph 9.1(e)) and such failure shall continue for three (3) consecutive Business Days.

     (b) Any representation, warranty, certification or statement made by any Seller Party or Provider in this Agreement, any other Transaction Document or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect when made or deemed made.

     (c) Failure of Seller to pay any Indebtedness when due or the failure of any other Seller Party or Provider to pay Indebtedness (other than Indebtedness hereunder), which individually or together with other such Indebtedness as to which any failure exists (other than Indebtedness hereunder) has an aggregate outstanding principal amount equal to or greater than $30,000,000, when due; or the default by any Seller Party in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of any Seller Party or Provider shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

     (d) (i) Any Seller Party, any Subsidiary of Seller, Provider or any Material Provider Subsidiary shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted by or against any Seller Party, any Subsidiary of Seller, Provider or any Material Provider Subsidiary seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property; provided that in the event any such proceeding shall have been instituted against such Seller Party, Subsidiary of Seller, Provider or Material Provider Subsidiary, such proceeding shall have continued undismissed, or unstayed and in effet, for a period of 60 consecutive days or (iii) any Seller Party, any Subsidiary of Seller, Provider or any Material Provider Subsidiary shall take any corporate action to authorize any of the actions set forth in clauses (i) or (ii) above in this subsection (d).

     (e)     Seller  shall  fail to comply with the terms of Section 2.6 hereof.
                                                             -----------

     (f) As at the end of any calendar month, (i) the three month rolling average of the Delinquency Ratio shall exceed 6.25%, (ii) the three month rolling average of the Loss-to-Liquidation Ratio shall exceed 3.5%, (iii) the six month rolling average of the Dilution Ratio shall exceed 10.25% or (iv) the Dilution Accrual Ratio shall be less than 85% of the six month rolling average of the Dilution Accrual Ratio.

     (g) A Change of Control with respect to Originator, Provider or any Seller Party shall occur.

     (h) (i) One or more final judgments for the payment of money shall be entered against Seller or (ii) one or more final judgments for the payment of money in an amount in excess of $30,000,000, individually or in the aggregate, shall be entered against the Servicer on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgment shall continue unsatisfied and in effect for fifteen (15) consecutive days without a stay of execution.

     (i) The "Termination Date" under and as defined in the Receivables Sale Agreement shall occur under the Receivables Sale Agreement or Originator shall for any reason cease to transfer, or cease to have the legal capacity to transfer, or otherwise be incapable of transferring Receivables to Seller under the Receivables Sale Agreement.

     (j) This Agreement shall terminate in whole or in part (except in accordance with its terms), or shall cease to be effective or to be the legally valid, binding and enforceable obligation of Seller, or any Obligor shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability, or the Agent for the benefit of the Purchasers shall cease to have a valid and perfected first priority security interest in the Receivables, the Related Security and the Collections with respect thereto and the Collection Accounts.

     (k) Provider shall fail to perform or observe any term, covenant or agreement required to be performed by it under the Performance Undertaking, or the Performance Undertaking shall cease to be effective or to be the legally valid, binding and enforceable obligation of Provider, or Provider shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability.

     (l) Provider shall fail to perform or observe the covenants set forth in Section 7.4 of the 5-Year Revolving Credit Agreement, dated as of March 30, 2000, as such revolving credit agreement may be amended, restated, supplemented or otherwise modified from time to time, among Ralston Purina Company, Bank One, NA, as agent, Bank of America, N.A., as syndication agent, and the financial institutions parties thereto, which agreement has been assigned by Ralston Purina Company to, and assumed by, Provider pursuant to the Debt Assignment, Assumption and Release Agreement, dated as of April 1, 2000, among Ralston Purina Company, Provider and Bank One, NA. For the purposes of this Agreement, such covenants shall survive the termination of such revolving credit agreement and any amendment, restatement, supplement or other modification thereof occurring while Bank One is not the agent thereunder shall have no effect.

     Section  9.2     Remedies.  Upon the occurrence and during the continuation
                      --------
of an Amortization Event, the Agent may, or upon the direction of the Required Financial Institutions shall, take any of the following actions: (i) replace the Person then acting as Servicer, (ii) declare the Amortization Date to have occurred, whereupon the Amortization Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Seller Party; provided, however, that upon the occurrence of an Amortization Event described in Section 9.1(d)(ii), or of an actual or deemed
                                   ------------------
entry of an order for relief with respect to any Seller Party under the Federal Bankruptcy Code, the Amortization Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Seller Party, (iii) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any of the Aggregate Unpaids outstanding at such time, (iv) deliver the Collection Notices to the Collection Banks, and (v) notify Obligors of the Purchasers' interest in the Receivables. The aforementioned rights and remedies shall be without limitation, and shall be in addition to all other rights and remedies of the Agent and the Purchasers otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.


     ARTICLE  X
     INDEMNIFICATION

     Section  10.1     Indemnities  by The Seller Parties.  Without limiting any
                       ----------------------------------
other rights that the Agent or any Purchaser may have hereunder or under applicable law, (A) Seller hereby agrees to indemnify (and pay upon demand to) the Agent and each Purchaser and their respective assigns, officers, directors, agents and employees (each an "Indemnified Party") from and against any and all
                                -----------------
damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees (which attorneys may be employees of the Agent or such Purchaser) and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded
                                                   -------------------
against or incurred by any of them arising out of or as a result of this Agreement or the acquisition, either directly or indirectly, by a Purchaser of an interest in the Receivables, and (B) the Servicer hereby agrees to indemnify (and pay upon demand to) each Indemnified Party for Indemnified Amounts awarded against or incurred by any of them arising out of the Servicer's activities as Servicer hereunder excluding, however, in all of the foregoing instances under the preceding clauses (A) and (B):

     (i) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

     (ii) Indemnified Amounts to the extent the same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

     (iii) taxes imposed by the jurisdiction in which such Indemnified Party's principal executive office is located, on or measured by the overall net income of such Indemnified Party to the extent that the computation of such taxes is consistent with the characterization for income tax purposes of the acquisition by the Purchasers of Purchaser Interests as a loan or loans by the Purchasers to Seller secured by the Receivables, the Related Security, the Collection Accounts and the Collections;

provided,  however,  that  nothing  contained  in  this sentence shall limit the
---------  --------
liability  of  any  Seller  Party or limit the recourse of the Purchasers to any
-----
Seller  Party  for  amounts  otherwise  specifically provided to be paid by such
---
Seller Party under the terms of this Agreement.  Without limiting the generality
---
of the foregoing indemnification, Seller shall indemnify each Indemnified Party for Indemnified Amounts (including, without limitation, losses in respect of uncollectible receivables, regardless of whether reimbursement therefor would constitute recourse to Seller or the Servicer) relating to or resulting from:

     (i) any representation or warranty made by any Seller Party, Provider or Originator (or any officers of any such Person) under or in connection with this Agreement, any other Transaction Document or any other information or report delivered by any such Person pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

     (ii) the failure by Seller, the Servicer, Provider or Originator to comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any Receivable or Contract included therein with any such applicable law, rule or regulation or any failure of Originator to keep or perform any of its obligations, express or implied, with respect to any Contract;

     (iii) any failure of Seller, the Servicer, Provider or Originator to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;

     (iv) any products liability, personal injury or damage suit, or other similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract or any Receivable;

     (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;

     (vi) the commingling of Collections of Receivables at any time with other funds;

     (vii) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, the use of the proceeds of an Incremental Purchase or a Reinvestment, the ownership of the Purchaser Interests or any other investigation, litigation or proceeding relating to Seller, the Servicer, Provider or Originator in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

     (viii) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

     (ix)     any  Amortization  Event  described  in  Section  9.1(d);
                                                       ---------------

     (x) any failure of Seller to acquire and maintain legal and equitable title to, and ownership of any Receivable and the Related Security and Collections with respect thereto from Originator, free and clear of any Adverse Claim (other than as created hereunder); or any failure of Seller to give reasonably equivalent value to Originator under the Receivables Sale Agreement in consideration of the transfer by Originator of any Receivable, or any attempt by any Person to void such transfer under statutory provisions or common law or equitable action;

     (xi) any failure to vest and maintain vested in the Agent for the benefit of the Purchasers, or to transfer to the Agent for the benefit of the Purchasers, legal and equitable title to, and ownership of, a first priority perfected undivided percentage ownership interest (to the extent of the Purchaser Interests contemplated hereunder) or security interest in the Receivables, the Related Security and the Collections, free and clear of any Adverse Claim (except as created by the Transaction Documents);

     (xii) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable, the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of any Incremental Purchase or Reinvestment or at any subsequent time;

     (xiii) any action or omission by any Seller Party or Provider which reduces or impairs the rights of the Agent or the Purchasers with respect to any Receivable or the value of any such Receivable;

     (xiv) any attempt by any Person to void any Incremental Purchase or Reinvestment hereunder under statutory provisions or common law or equitable action; and

     (xv) the failure of any Receivable included in the calculation of the Net Receivables Balance as an Eligible Receivable to be an Eligible Receivable at the time so included.

     Section  10.2     Increased  Cost  and  Reduced  Return.  If after the date
                       -------------------------------------
hereof, any Funding Source shall be charged any fee, expense or increased cost on account of the adoption of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy) or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency (a "Regulatory Change"): (i) that subjects
                                         -----------------
any Funding Source to any charge or withholding on or with respect to any Funding Agreement or a Funding Source's obligations under a Funding Agreement, or on or with respect to the Receivables, or changes the basis of taxation of payments to any Funding Source of any amounts payable under any Funding Agreement (except for changes in the rate of tax on the overall net income of a Funding Source or taxes excluded by Section 10.1) or (ii) that imposes, modifies
                                    ------------
or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of a Funding Source, or credit extended by a Funding Source pursuant to a Funding Agreement or (iii) that imposes any other condition the result of which is to increase the cost to a Funding Source of performing its obligations under a Funding Agreement, or to reduce the rate of return on a Funding Source's capital as a consequence of its obligations under a Funding Agreement, or to reduce the amount of any sum received or receivable by a Funding Source under a Funding Agreement or to require any payment calculated by reference to the amount of interests or loans held or interest received by it, then, upon demand by the Agent, Seller shall pay to the Agent, for the benefit of the relevant Funding Source, such amounts charged to such Funding Source or such amounts to otherwise compensate such Funding Source for such increased cost or such reduction.

     Section  10.3     Other  Costs and Expenses.  Seller shall pay to the Agent
                       -------------------------
and Conduit on demand all reasonable out-of-pocket costs and expenses in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder, including without limitation, the cost of Conduit's auditors auditing the books, records and procedures of Seller, reasonable fees and out-of-pocket expenses of legal counsel for Conduit and the Agent (which such counsel may be employees of Conduit or the Agent) with respect thereto and with respect to advising Conduit and the Agent as to their respective rights and remedies under this Agreement. Seller shall pay to the Agent on demand any and all costs and expenses of the Agent and the Purchasers, if any, including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following an Amortization Event. Seller shall reimburse Conduit on demand for all other costs and expenses incurred by Conduit ("Other Costs"), including, without limitation, the cost of auditing Conduit's
  ------------
books by certified public accountants, the cost of rating the Commercial Paper by independent financial rating agencies, and the reasonable fees and out-of-pocket expenses of counsel for Conduit or any counsel for any shareholder of Conduit with respect to advising Conduit or such shareholder as to matters relating to Conduit's operations.

     Section  10.4     Allocations.  Conduit  shall  allocate  the liability for
                       -----------
Other Costs among Seller and other Persons with whom Conduit has entered into agreements to purchase interests in receivables ("Other Sellers"). If any Other
                                                  -------------
Costs are attributable to Seller and not attributable to any Other Seller, Seller shall be solely liable for such Other Costs. However, if Other Costs are attributable to Other Sellers and not attributable to Seller, such Other Sellers shall be solely liable for such Other Costs. All allocations to be made pursuant to the foregoing provisions of this Article X shall be made by Conduit
                                              ---------
in its sole discretion on a reasonable basis and shall be binding on Seller and the Servicer.


     ARTICLE  XI
     THE  AGENT

     Section  11.1     Authorization  and  Action.  Each  Purchaser  hereby
                       --------------------------
designates and appoints Bank One to act as its agent hereunder and under each other Transaction Document, and authorizes the Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Agent by the terms of this Agreement and the other Transaction Documents together with such powers as are reasonably incidental thereto. The Agent shall not have any duties or responsibilities, except those expressly set forth herein or in any other Transaction Document, or any fiduciary relationship with any Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Agent shall be read into this Agreement or any other Transaction Document or otherwise exist for the Agent. In performing its functions and duties hereunder and under the other Transaction Documents, the Agent shall act solely as agent for the Purchasers and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any Seller Party or any of such Seller Party's successors or assigns. The Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to this Agreement, any other Transaction Document or applicable law. The appointment and authority of the Agent hereunder shall terminate upon the indefeasible payment in full of all Aggregate Unpaids. Each Purchaser hereby authorizes the Agent to execute each of the Uniform Commercial Code financing statements on behalf of such Purchaser (the terms of which shall be binding on such Purchaser).

     Section  11.2     Delegation  of  Duties.  The Agent may execute any of its
                       ----------------------
duties under this Agreement and each other Transaction Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     Section  11.3     Exculpatory Provisions.  Neither the Agent nor any of its
                       ----------------------
directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement or any other Transaction Document (except for its, their or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by any Seller Party or Provider contained in this Agreement, any other Transaction Document or any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement, or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any other Transaction Document or any other document furnished in connection herewith or therewith, or for any failure of any Seller Party or Provider to perform its obligations hereunder or thereunder, or for the satisfaction  of  any  condition specified in Article VI, or for the perfection,
                                              ----------
priority, condition, value or sufficiency of any collateral pledged in connection herewith. The Agent shall not be under any obligation to any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of the Seller Parties or Provider. The Agent shall not be deemed to have knowledge of any Amortization Event or Potential Amortization Event unless the Agent has received notice from Seller or a Purchaser.

     Section  11.4     Reliance  by  Agent.  The  Agent  shall  in  all cases be
                       -------------------
entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Seller), independent accountants and other experts selected by the Agent. The Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of Conduit or the Required Financial Institutions or all of the Purchasers, as applicable, as it deems appropriate and it shall first be indemnified to its satisfaction by the Purchasers, provided that unless and
                                                        --------
until the Agent shall have received such advice, the Agent may take or refrain from taking any action, as the Agent shall deem advisable and in the best interests of the Purchasers. The Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of Conduit or the Required Financial Institutions or all of the Purchasers, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Purchasers.

     Section  11.5     Non-Reliance  on  Agent  and  Other  Purchasers.  Each
                       -----------------------------------------------
Purchaser expressly acknowledges that neither the Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including, without limitation, any review of the affairs of any Seller Party or Provider, shall be deemed to constitute any representation or warranty by the Agent. Each Purchaser represents and warrants to the Agent that it has and will, independently and without reliance upon the Agent or any other
Purchaser and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of Seller and made its own decision to enter into this Agreement, the other Transaction Documents and all other documents related hereto or thereto.

     Section  11.6     Reimbursement  and  Indemnification.  The  Financial
                       -----------------------------------
Institutions agree to reimburse and indemnify the Agent and its officers, directors, employees, representatives and agents ratably according to their Pro Rata Shares, to the extent not paid or reimbursed by the Seller Parties (i) for any amounts for which the Agent, acting in its capacity as Agent, is entitled to reimbursement by the Seller Parties hereunder and (ii) for any other expenses incurred by the Agent, in its capacity as Agent and acting on behalf of the Purchasers, in connection with the administration and enforcement of this Agreement and the other Transaction Documents.

     Section  11.7     Agent  in  its  Individual  Capacity.  The  Agent and its
                       ------------------------------------
Affiliates may make loans to, accept deposits from and generally engage in any kind of business with Seller or any Affiliate of Seller as though the Agent were not the Agent hereunder. With respect to the acquisition of Purchaser Interests pursuant to this Agreement, the Agent shall have the same rights and powers under this Agreement in its individual capacity as any Purchaser and may exercise the same as though it were not the Agent, and the terms "Financial Institution," "Purchaser," "Financial Institutions" and "Purchasers" shall include the Agent in its individual capacity.

     Section  11.8     Successor Agent.  The Agent may, upon thirty days' notice
                       ---------------
to Seller and the Purchasers, and the Agent will, upon the direction of all of the Purchasers (other than the Agent, in its individual capacity) resign as
Agent. If the Agent shall resign, then the Required Financial Institutions during such thirty-day period shall appoint from among the Purchasers a successor agent. If for any reason no successor Agent is appointed by the Required Financial Institutions during such thirty-day period, then effective upon the termination of such thirty-day period, the Purchasers shall perform all of the duties of the Agent hereunder and under the other Transaction Documents and Seller and the Servicer (as applicable) shall make all payments in respect of the Aggregate Unpaids directly to the applicable Purchasers and for all purposes shall deal directly with the Purchasers. After the effectiveness of any retiring Agent's resignation hereunder as Agent, the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents and the provisions of this Article XI and Article X shall
                                                  ----------     ---------
continue in effect for its benefit with respect to any actions taken or omitted to be taken by it while it was Agent under this Agreement and under the other Transaction Documents.


     ARTICLE  XII
     ASSIGNMENTS;  PARTICIPATIONS

     Section  12.1     Assignments.  (a)  Seller  and each Financial Institution
                       -----------
hereby agree and consent to the complete or partial assignment by Conduit of all or any portion of its rights under, interest in, title to and obligations under this Agreement to the Financial Institutions pursuant to Section 13.1 or, with
                                                           ------------
the consent of the Seller (which consent shall not be unreasonably withheld), to any other Person, and upon such assignment, Conduit shall be released from its obligations so assigned. Further, Seller and each Financial Institution hereby agree that any assignee of Conduit of this Agreement or all or any of the Purchaser Interests of Conduit shall have all of the rights and benefits under this Agreement as if the term "Conduit" explicitly referred to such party, and no such assignment shall in any way impair the rights and benefits of Conduit hereunder. Neither Seller nor the Servicer shall have the right to assign its rights or obligations under this Agreement.

     (b) Any Financial Institution may at any time and from time to time assign to one or more Persons ("Purchasing Financial Institutions") all or any
                                  ---------------------------------
part of its rights and obligations under this Agreement pursuant to an assignment agreement, substantially in the form set forth in Exhibit VII hereto
                                                              -----------
(the  "Assignment  Agreement") executed by such Purchasing Financial Institution
       ---------------------
and such selling Financial Institution. The consent of Conduit shall be required prior to the effectiveness of any such assignment; and, in the event of any such assignment by any Financial Institution, other than to an Affiliate of such Financial Institution, another Financial Institution or an Affiliate of another Financial Institution, the consent of Seller (which consent shall not be unreasonably withheld) shall be required prior to the effectiveness of any such assignment. Each assignee of a Financial Institution must (i) have a short-term debt rating of A-1 or better by Standard & Poor's Ratings Group and P-1 by Moody's Investor Service, Inc. and (ii) agree to deliver to the Agent, promptly following any request therefor by the Agent or Conduit, an enforceability opinion in form and substance satisfactory to the Agent and Conduit. Upon delivery of the executed Assignment Agreement to the Agent, such selling Financial Institution shall be released from its obligations hereunder to the extent of such assignment. Thereafter the Purchasing Financial Institution shall for all purposes be a Financial Institution party to this Agreement and shall have all the rights and obligations of a Financial Institution under this Agreement to the same extent as if it were an original party hereto and no further consent or action by Seller, the Purchasers or the Agent shall be required.

     (c) Each of the Financial Institutions agrees that in the event that it shall cease to have a short-term debt rating of A-1 or better by Standard & Poor's Ratings Group and P-1 by Moody's Investor Service, Inc. (an "Affected
                                                                        --------
Financial  Institution"),  such Affected Financial Institution shall be obliged,
   -------------------
at the request of Conduit or the Agent, to assign all of its rights and obligations hereunder to (x) another Financial Institution or (y) another funding entity nominated by the Agent and acceptable to Conduit, and willing to participate in this Agreement through the Liquidity Termination Date in the place of such Affected Financial Institution; provided that the Affected
                                                    --------
Financial Institution receives payment in full, pursuant to an Assignment Agreement, of an amount equal to such Financial Institution's Pro Rata Share of the Aggregate Capital and Yield owing to the Financial Institutions and all accrued but unpaid fees and other costs and expenses payable in respect of its Pro Rata Share of the Purchaser Interests of the Financial Institutions.

     Section  12.2     Participations.  Any  Financial  Institution  may, in the
                       --------------
ordinary course of its business at any time sell to one or more Persons (each a "Participant") participating interests in its Pro Rata Share of the Purchaser
 -----------
Interests  of  the  Financial  Institutions,  its  obligation to pay Conduit its
 -
Acquisition  Amounts  or  any  other  interest  of  such  Financial  Institution
 -
hereunder.  Notwithstanding  any  such  sale  by  a  Financial  Institution of a
 -
participating interest to a Participant, such Financial Institution's rights and
 -
obligations  under  this  Agreement  shall  remain  unchanged,  such  Financial
Institution shall remain solely responsible for the performance of its obligations hereunder, and Seller, Conduit and the Agent shall continue to deal solely and directly with such Financial Institution in connection with such Financial Institution's rights and obligations under this Agreement. Each Financial Institution agrees that any agreement between such Financial Institution and any such Participant in respect of such participating interest shall not restrict such Financial Institution's right to agree to any amendment, supplement, waiver or modification to this Agreement, except for any amendment, supplement, waiver or modification described in Section 14.1(b)(i).
                                                      -------------------


     ARTICLE  XIII
     LIQUIDITY  FACILITY

     Section  13.1     Transfer  to  Financial  Institutions.  Each  Financial
                       -------------------------------------
Institution  hereby  agrees,  subject  to  Section  13.4,  that immediately upon
                                           -------------
written notice from Conduit delivered on or prior to the Liquidity Termination Date, it shall acquire by assignment from Conduit, without recourse or warranty, its Pro Rata Share of one or more of the Purchaser Interests of Conduit as specified by Conduit. Each such assignment by Conduit shall be made pro rata among all of the Financial Institutions, except for pro rata assignments to one or more Terminating Financial Institutions pursuant to Section 13.6. Each such
                                                        ------------
Financial Institution shall, no later than 1:00 p.m. (Chicago time) on the date of such assignment, pay in immediately available funds (unless another form of payment is otherwise agreed between Conduit and any Financial Institution) to the Agent at an account designated by the Agent, for the benefit of Conduit, its Acquisition Amount. Unless a Financial Institution has notified the Agent that it does not intend to pay its Acquisition Amount, the Agent may assume that such payment has been made and may, but shall not be obligated to, make the amount of such payment available to Conduit in reliance upon such assumption. Conduit hereby sells and assigns to the Agent for the ratable benefit of the Financial Institutions, and the Agent hereby purchases and assumes from Conduit, effective upon the receipt by Conduit of the Conduit Transfer Price, the Purchaser
Interests  of  Conduit  which  are  the subject of any transfer pursuant to this
Article  XIII.
    ---------

     Section  13.2     Transfer  Price  Reduction Yield.  If the Adjusted Funded
                       --------------------------------
Amount is included in the calculation of the Conduit Transfer Price for any Purchaser Interest, each Financial Institution agrees that the Agent shall pay to Conduit the Reduction Percentage of any Yield received by the Agent with respect to such Purchaser Interest.

     Section  13.3     Payments  to Conduit.  In consideration for the reduction
                       --------------------
of the Conduit Transfer Prices by the Conduit Transfer Price Reductions, effective only at such time as the aggregate amount of the Capital of the Purchaser Interests of the Financial Institutions equals the Conduit Residual, each Financial Institution hereby agrees that the Agent shall not distribute to the Financial Institutions and shall immediately remit to Conduit any Yield, Collections or other payments received by it to be applied pursuant to the terms hereof or otherwise to reduce the Capital of the Purchaser Interests of the Financial Institutions.

     Section  13.4     Limitation  on  Commitment  to  Purchase  from  Conduit.
                       -------------------------------------------------------
Notwithstanding anything to the contrary in this Agreement, no Financial Institution shall have any obligation to purchase any Purchaser Interest from Conduit, pursuant to Section 13.1 or otherwise, if:
                        -------------

     (i) Conduit shall have voluntarily commenced any proceeding or filed any petition under any bankruptcy, insolvency or similar law seeking the dissolution, liquidation or reorganization of Conduit or taken any corporate action for the purpose of effectuating any of the foregoing; or

     (ii) involuntary proceedings or an involuntary petition shall have been commenced or filed against Conduit by any Person under any bankruptcy, insolvency or similar law seeking the dissolution, liquidation or reorganization of Conduit and such proceeding or petition shall have not been dismissed.

     Section  13.5     Defaulting  Financial  Institutions.  If  one  or  more
                       -----------------------------------
Financial Institutions defaults in its obligation to pay its Acquisition Amount pursuant to Section 13.1 (each such Financial Institution shall be called a
              -------------
"Defaulting  Financial  Institution"  and the aggregate amount of such defaulted
    -------------------------------
obligations being herein called the "Conduit Transfer Price Deficit"), then upon
                                     ------------------------------
notice from the Agent, each Financial Institution other than the Defaulting Financial Institutions (a "Non-Defaulting Financial Institution") shall promptly
                           ------------------------------------
pay to the Agent, in immediately available funds, an amount equal to the lesser of (x) such Non-Defaulting Financial Institution's proportionate share (based upon the relative Commitments of the Non-Defaulting Financial Institutions, after excluding the Commitment of any Approved Unconditional Liquidity Providers) of the Conduit Transfer Price Deficit and (y) the unused portion of such Non-Defaulting Financial Institution's Commitment; provided, however, that
                                                         --------  -------
if an Approved Unconditional Liquidity Provider is the Defaulting Financial Institution, the Non-Defaulting Financial Institutions shall have no obligation to pay any amount to the Agent pursuant to this Section 13.5as a result of a
                                                    ------------
default  by  such  Approved Unconditional Liquidity Provider; provided, further,
                                                              --------  -------
that in no event shall any Approved Unconditional Liquidity Provider be required to make any payment as a Non-Defaulting Financial Institution pursuant to this
Section  13.5.  A  Defaulting  Financial Institution shall forthwith upon demand
 ------------
pay  to  the  Agent for the account of the Non-Defaulting Financial Institutions
 -
all  amounts paid by each Non-Defaulting Financial Institution on behalf of such
 -
Defaulting Financial Institution, together with interest thereon, for each day from the date a payment was made by a Non-Defaulting Financial Institution until the date such Non-Defaulting Financial Institution has been paid such amounts in full, at a rate per annum equal to the Federal Funds Effective Rate plus two percent (2%). In addition, without prejudice to any other rights that Conduit may have under applicable law, each Defaulting Financial Institution shall pay to Conduit forthwith upon demand, the difference between such Defaulting Financial Institution's unpaid Acquisition Amount and the amount paid with respect thereto by the Non-Defaulting Financial Institutions, together with interest thereon, for each day from the date of the Agent's request for such Defaulting Financial Institution's Acquisition Amount pursuant to Section 13.1
                                                                    ------------
until the date the requisite amount is paid to Conduit in full, at a rate per annum equal to the Federal Funds Effective Rate plus two percent (2%).

     Section  13.6     Terminating  Financial  Institutions.
                       ------------------------------------

     (a) Each Financial Institution hereby agrees to deliver written notice to the Agent not more than 30 Business Days and not less than 10 Business Days prior to the Liquidity Termination Date indicating whether such Financial Institution intends to renew its Commitment hereunder. If any Financial
Institution fails to deliver such notice on or prior to the date that is 10 Business Days prior to the Liquidity Termination Date, such Financial Institution will be deemed to have declined to renew its Commitment (each Financial Institution which has declined or has been deemed to have declined to renew its Commitment hereunder, a "Non-Renewing Financial Institution"). The
                                      ----------------------------------
Agent shall promptly notify Conduit of each Non-Renewing Financial Institution and Conduit, in its sole discretion, may (A) to the extent of Commitment Availability, declare that such Non-Renewing Financial Institution's Commitment shall, to such extent, automatically terminate on a date specified by Conduit on or before the Liquidity Termination Date or (B) upon one (1) Business Days' notice to such Non-Renewing Financial Institution assign to such Non-Renewing Financial Institution on a date specified by Conduit its Pro Rata Share of the aggregate Purchaser Interests then held by Conduit, subject to, and in accordance  with,  Section  13.1.  In  addition,  Conduit  may,  in  its  sole
                   -------------
discretion, at any time (x) to the extent of Commitment Availability, declare that any Affected Financial Institution's Commitment shall automatically terminate on a date specified by Conduit or (y) assign to any Affected Financial Institution on a date specified by Conduit its Pro Rata Share of the aggregate Purchaser Interests then held by Conduit, subject to, and in accordance with,
Section 13.1 (each Affected Financial Institution or each Non-Renewing Financial
  ----------
Institution  is  hereinafter  referred  to  as  a  "Terminating  Financial
                                                    ----------------------
Institution"). The parties hereto expressly acknowledge that any declaration of the termination of any Commitment, any assignment pursuant to this Section 13.6
                                                                    ------------
and the order of priority of any such termination or assignment among Terminating Financial Institutions shall be made by Conduit in its sole and absolute discretion.

     (b) Upon any assignment to a Terminating Financial Institution as provided in this Section 13.6, any remaining Commitment of such Terminating
                    -------------
Financial Institution shall automatically terminate. Upon reduction to zero of the Capital of all of the Purchaser Interests of a Terminating Financial Institution (after application of Collections thereto pursuant to Sections 2.2
                                                                    ------------
and  2.3)  all  rights and obligations of such Terminating Financial Institution
 -------
hereunder  shall  be terminated and such Terminating Financial Institution shall
 -
no  longer  be  a "Financial Institution" hereunder; provided, however, that the
                                                     --------  -------
provisions of Article X shall continue in effect for its benefit with respect to
              ---------
Purchaser Interests held by such Terminating Financial Institution prior to its termination as a Financial Institution.


     ARTICLE  XIV
     MISCELLANEOUS

     Section  14.1     Waivers  and Amendments.  (a)  No failure or delay on the
                       -----------------------
part of the Agent or any Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

     (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing in accordance with the provisions of this
Section  14.1(b).  Conduit,  Seller  and  the  Agent,  at  the  direction of the
 ---------------
Required Financial Institutions, may enter into written modifications or waivers
 ------
of  any  provisions  of  this  Agreement,  provided,  however,  that  no  such
                                           --------   -------
modification  or  waiver  shall:

     (i) without the consent of each affected Purchaser, (A) extend the Liquidity Termination Date or the date of any payment or deposit of Collections by Seller or the Servicer, (B) reduce the rate or extend the time of payment of Yield or any CP Costs (or any component of Yield or CP Costs), (C) reduce any fee payable to the Agent for the benefit of the Purchasers, (D) except pursuant to Article XII hereof, change the amount of the Capital of any Purchaser, any
    ------------
Financial  Institution's  Pro  Rata  Share  (except pursuant to Sections 13.1 or
                                                                -------------
13.5) or any Financial Institution's Commitment, (E) amend, modify or waive any provision of the definition of Required Financial Institutions or this Section
                                                                         -------
14.1(b), (F) consent to or permit the assignment or transfer by Seller of any of
 ------
its rights and obligations under this Agreement, (G) change the definition of "Eligible Receivable," "Loss Reserve," "Loss-to-Liquidation Ratio,"or "Loss Percentage" or (H) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through (G) above in a manner that would circumvent the intention of the restrictions set forth in such clauses;

     (ii) without the written consent of the then Agent, amend, modify or waive any provision of this Agreement if the effect thereof is to affect the rights or duties of such Agent; or

     (iii) without the written consent of the then Servicer, amend, modify or waive any provision of Article VIII if the effect thereof is to affect the
                             ------------
rights  or  duties  of  such  Servicer.

Notwithstanding the foregoing, (i) without the consent of the Financial Institutions, but with the consent of Seller, the Agent may amend this Agreement solely to add additional Persons as Financial Institutions hereunder and (ii) the Agent, the Required Financial Institutions and Conduit may enter into amendments to modify any of the terms or provisions of Article XI, Article XII,
                                                        ----------  -----------
Article XIII, Section 14.13 or any other provision of this Agreement without the
------------  -------------
consent  of  Seller,  provided  that  such amendment has no negative impact upon
Seller.  Any  modification  or  waiver made in accordance with this Section 14.1
                                                                    ------------
shall apply to each of the Purchasers equally and shall be binding upon Seller, the Purchasers and the Agent.

     Section  14.2     Notices.  Except  as  provided  in this Section 14.2, all
                       -------                                 ------------
communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on the signature pages hereof or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (i) if given by telecopy, upon the receipt thereof, (ii) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (iii) if given by any other means, when received at the address specified in this
Section  14.2.  Seller  hereby  authorizes  the  Agent  to  effect purchases and
    ---------
Tranche  Period and Discount Rate selections based on telephonic notices made by
    --
any Person whom the Agent in good faith believes to be acting on behalf of Seller. Seller agrees to deliver promptly to the Agent a written confirmation of each telephonic notice signed by an authorized officer of Seller; provided,
                                                                       --------
however,  the absence of such confirmation shall not affect the validity of such
 ------
notice. If the written confirmation differs from the action taken by the Agent, the records of the Agent shall govern absent manifest error.

     Section  14.3     Ratable Payments.  If any Purchaser, whether by setoff or
                       ----------------
otherwise, has payment made to it with respect to any portion of the Aggregate Unpaids owing to such Purchaser (other than payments received pursuant to
Section  10.2  or  10.3) in a greater proportion than that received by any other
      -------      ----
Purchaser entitled to receive a ratable share of such Aggregate Unpaids, such Purchaser agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of such Aggregate Unpaids held by the other Purchasers so that after such purchase each Purchaser will hold its ratable proportion of such Aggregate Unpaids; provided that if all or any portion of such excess amount is
                    --------
thereafter recovered from such Purchaser, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

     Section  14.4     Protection of Ownership Interests of the Purchasers.  (a)
                       ---------------------------------------------------
Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that the Agent may request, to perfect, protect or more fully evidence the Purchaser Interests, or to enable the Agent or the Purchasers to exercise and enforce their rights and remedies hereunder. At any time upon the occurrence and during the continuance of a Potential Amortization Event, the Agent may, or the Agent may direct Seller or the Servicer to, notify the Obligors of Receivables, at Seller's expense, of the ownership or security interests of the Purchasers under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to the Agent or its designee. Seller or the Servicer (as applicable) shall, at any Purchaser's request, withhold the identity of such Purchaser in any such notification.

     (b)     If  any  Seller  Party  fails  to  perform  any  of its obligations hereunder, the Agent or any Purchaser may (but shall not be required to) perform, or cause performance of, such obligations, and the Agent's or such Purchaser's reasonable costs and expenses incurred in connection therewith shall be payable by Seller as provided in Section 10.3. Each Seller Party irrevocably
                                    ------------
authorizes the Agent at any time and from time to time in the sole discretion of the Agent, and appoints the Agent as its attorney-in-fact, to act on behalf of such Seller Party (i) to execute on behalf of Seller as debtor and to file financing statements necessary or desirable in the Agent's sole discretion to perfect and to maintain the perfection and priority of the interest of the Purchasers in the Receivables and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as the Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Purchasers in the Receivables. This appointment is coupled with an interest and is irrevocable.

     Section  14.5     Confidentiality.  (a)  Each  Seller  Party, the Agent and
                       ---------------
each Purchaser shall maintain and shall cause each of its employees and officers to maintain the confidentiality of the Transaction Documents and the other confidential or proprietary information with respect to the other parties hereto and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that such Seller Party, the Agent and such Purchaser and its officers and employees may disclose such information to such Person's external accountants and attorneys and as required by any applicable law or order of any judicial or administrative proceeding.

     (b) Anything herein to the contrary notwithstanding, each Seller Party hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Agent, the Financial Institutions or Conduit by each other, (ii) by the Agent or the Purchasers to any prospective or actual assignee or participant of any of them and (iii) by the Agent to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to Conduit or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which Bank One acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing. In addition, the Purchasers and the Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

     Section  14.6     Bankruptcy Petition.  Seller, the Servicer, the Agent and
                       -------------------
each Financial Institution hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of Conduit or any Unconditional Liquidity Provider, it will not institute against, or join any other Person in instituting against, Conduit or any such entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

     Section 14.7     Limitation of Liability.  Except with respect to any claim
                      -----------------------
arising out of the willful misconduct or gross negligence of Conduit, the Agent or any Financial Institution, no claim may be made by any Seller Party or any other Person against Conduit, the Agent or any Financial Institution or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each Seller Party hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

     Section  14.8     CHOICE  OF  LAW.  THIS  AGREEMENT  SHALL  BE GOVERNED AND
                       ---------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

     Section  14.9     CONSENT  TO  JURISDICTION.  EACH  SELLER  PARTY  HEREBY
                       -------------------------
IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT AND EACH SELLER PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST THE AGENT OR ANY PURCHASER OR ANY AFFILIATE OF THE AGENT OR ANY PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH SELLER PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

     Section  14.10     WAIVER  OF  JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES
                        ----------------------
TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

     Section  14.11     Integration;  Binding  Effect;  Survival  of  Terms.
                        ---------------------------------------------------

     (a) This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

     (b) This Agree-ment shall be binding upon and inure to the benefit of the parties hereto and their re-spec-tive suc-ces-sors and permitted as-signs (including any trustee in bank-rupt-cy). This Agreement shall create and consti-tute the continuing obliga-tions of the parties hereto in accor-dance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and reme-dies with
                           --------  -------
respect to (i) any breach of any repre-sen-tation and warranty made by any Seller Party pursu-ant to Article V, (ii) the indemnifica-tion and payment
                              ----------
provisions  of  Arti-cle  X,  and Sections 14.5 and 14.6 shall be continuing and
                -----------       -------------     ----
shall  survive  any  termina-tion  of  this  Agree-ment.

     Section  14.12     Counterparts;  Severability;  Section  References.  This
                        -------------------------------------------------
Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to "Article," "Section," "Schedule" or "Exhibit" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

     Section  14.13     Bank  One  Roles.  Each  of  the  Financial Institutions
                        ----------------
acknowledges that Bank One acts, or may in the future act, (i) as administrative agent for Conduit or any Financial Institution, (ii) as issuing and paying agent for the Commercial Paper, (iii) to provide credit or liquidity enhancement for the timely payment for the Commercial Paper and (iv) to provide other services from time to time for Conduit or any Financial Institution (collectively, the "Bank One Roles"). Without limiting the generality of this Section 14.13, each
  --------------                                             -------------
Financial Institution hereby acknowledges and consents to any and all Bank One Roles and agrees that in connection with any Bank One Role, Bank One may take, or refrain from taking, any action that it, in its discretion, deems appropriate, including, without limitation, in its role as administrative agent for Conduit, and the giving of notice to the Agent of a mandatory purchase pursuant to Section 13.1.
              -------------

     Section 14.14     Characterization.  (a) It is the intention of the parties
                       ----------------
hereto that each purchase hereunder shall constitute and be treated as an absolute and irrevocable sale, which purchase shall provide the applicable
Purchaser with the full benefits of ownership of the applicable Purchaser Interest. Except as specifically provided in this Agreement, each sale of a Purchaser Interest hereunder is made without recourse to Seller; provided,
                                                                       --------
however, that (i) Seller shall be liable to each Purchaser and the Agent for all
     --
representations, warranties, covenants and indemnities made by Seller pursuant to the terms of this Agreement, and (ii) such sale does not constitute and is not intended to result in an assumption by any Purchaser or the Agent or any assignee thereof of any obligation of Seller or Originator or any other person arising in connection with the Receivables, the Related Security, or the related Contracts, or any other obligations of Seller or Originator.

     (b) In addition to any ownership interest which the Agent may from time to time acquire pursuant hereto, Seller hereby grants to the Agent for the ratable benefit of the Purchasers a valid and perfected security interest in all of Seller's right, title and interest in, to and under all Receivables now existing or hereafter arising, the Collections, each Lock-Box, each Collection Account, all Related Security, the Demand Note, all other rights and payments relating to such Receivables and all proceeds of any thereof prior to all other liens on and security interests therein to secure the prompt and complete payment of the Aggregate Unpaids. The Agent and the Purchasers shall have, in addition to the rights and remedies that they may have under this Agreement, all other rights and remedies provided to a secured creditor under the UCC and other applicable law, which rights and remedies shall be cumulative.

     Section  14.15     Withholding.  Any  Purchaser  that  is  not incorporated
                        -----------
under the laws of the United States of America, or a state thereof, agrees to deliver to the Agent (with copies to Seller) two duly completed copies of United States Internal Revenue Service Forms W-8BEN or W-8ECI, certifying in either case that such Purchaser is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes.


     [SIGNATURE  PAGES  FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.


     ENERGIZER  RECEIVABLES  FUNDING  CORPORATION


     By:   /s/ Mark A. Schafale
     Name:     Mark A. Schafale
     Title:    President

     Address:     800  Chouteau  Avenue
     St.  Louis,  Missouri  63102



     EVEREADY  BATTERY  COMPANY,  INC.

     By:  /s/ William C. Fox
     Name:    William C. Fox
     Title:   Vice President, Treasury


     Address:     800  Chouteau  Avenue
     St.  Louis,  Missouri  63102


FALCON  ASSET  SECURITIZATION  CORPORATION


     By:
     Authorized  Signatory

Address:     c/o  Bank  One,  NA  (Main  Office  Chicago),  as  Agent
Asset  Backed  Finance
Suite  IL1-0079,  1-19
1  Bank  One  Plaza
Chicago,  Illinois  60670-0079

     Fax:     (312)  732-1844

BANK ONE, NA (MAIN OFFICE CHICAGO), as a Financial Institution and as Agent


By:
Name:
Title:

Address:     Bank  One,  NA  (Main  Office  Chicago)
Asset  Backed  Finance
Suite  IL1-0596,  1-21
1  Bank  One  Plaza
Chicago,  Illinois  60670-0596

     Fax:  (312)  732-4487